Exhibit 99.1

PROPERTY AND CASUALTY COMPANIES —ASSOCIATION EDITION

QUARTERLY STATEMENT
AS OF SEPTEMBER 30, 2006
OF THE CONDITION AND AFFAIRS OF THE
ACA Financial Guaranty Corporation

NAIC Group Code	0000	0000	NAIC Company Code	22896	Employer’s ID Number	52-1474358
(Current Period)	(Prior Period)
Organized under the Laws of	Maryland	,	State of Domicile or Port of Entry	Maryland
Country of Domicile	United States of America
Incorporated/Organized	06/25/1986	Commenced Business	10/31/1986
Statutory Home Office	140 Broadway, 47th Floor	,	New York, NY 10005-1101
(Street and Number)	(City or Town, State and Zip Code)
Main Administrative Office	140 Broadway, 47th Floor	New York, NY 10005-1101	212-375-2000
(Street and Number)	(City or Town, State and Zip Code)	(Area Code) (Telephone Number)
Mail Address	140 Broadway, 47th Floor,	,	New York, NY 10005-1101
(Street and Number or P.O. Box)	(City or Town, State and Zip Code)
Primary Location of Books and Records	140 Broadway, 47th Floor	New York, NY 10005-1101	212-375-2099
(Street and Number)	(City or Town, State and Zip Code)	(Area Code) (Telephone Number)
Internet Website Address	http://www.aca.com
Statutory Statement Contact	William John Findlay	212-375-2099
(Name)	(Area Code) (Telephone Number) (Extension)
wfindlay@aca.com	212-375-2301
(E-mail Address)	(FAX Number)
Policyowner Relations Contact	140 Broadway, 47th Floor	New York, NY 10005-1101	212-375-2494
(Street and Number)	(City or Town, State and Zip Code)	(Area Code) (Telephone Number) (Extension)

OFFICERS

Name		Title	Name		Title
Alan Stewart Roseman	,	President, CEO, and Director	Lisa Michelle Mumford	,	Chief Accounting Officer
Edward Udall Gilpin	,	Chief Financial Officer, Director	Nora Jean Dahlman	,	Secretary and General Counsel

OTHER OFFICERS

DIRECTORS OR TRUSTEES

David Michael Barse	John Gregory Berylson	Edward Udall Gilpin	Douglas Lee Jacobs
Robert Juneja	David Edward King	William Howard Lacy	Alan Stewart Roseman
Warren Arerine Stephens

          State of ……………………New York……………………     ss

          County of ………………….New York …………………...

The officers of this reporting entity being duly sworn, each depose and say that they are the described officers of said reporting entity, and that on the reporting period stated above, all of the herein described assets were the absolute property of the said reporting entity, free and clear from any liens or claims thereon, except as herein stated, and that this statement, together with related exhibits, schedules and explanations therein contained, annexed or referred to, is a full and true statement of all the assets and liabilities and of the condition and affairs of the said reporting entity as of the reporting period stated above, and of its income and deductions therefrom for the period ended, and have been completed in accordance with the NAIC Annual Statement Instructions and Accounting Practices and Procedures manual except to the extent that: (1) state law may differ; or, (2) that state rules or regulations require differences in reporting not related to accounting practices and procedures, according to the best of their information, knowledge and belief, respectively. Furthermore, the scope of this attestation by the described officers also includes the related corresponding electronic filing with the NAIC, when required, that is an exact copy (except for formatting differences due to electronic filing) of the enclosed statement. The electronic filing may be requested by various regulators in lieu of or in addition to the enclosed statement.

Alan Stewart Roseman President, CEO, and Director	Edward Udall Gilpin Chief Financial Officer, Director	Nora Jean Dahlman Secretary and General Counsel

Subscribed and sworn to before me this ______________ day of November, 2006	a. Is this an original filing? b. If no, 1. State the amendment number	Yes ☒ No ☐ ____________
	2. Date filed 3. Number of pages attached	____________ ____________

STATEMENT AS OF SEPTEMBER 30, 2006 OF THE ACA Financial Guaranty Corporation
ASSETS

			Current Statement Date
			1 Assets	2 Nonadmitted Assets	3 Net Admitted Assets (Cols. 1–2)	4 December 31 Prior Year Net Admitted Assets
1.		Bonds	500,069,969		500,069,969	499,648,290
2.		Stocks:
		2.1 Preferred stocks
		2.2 Common stocks	16,610,893	135,461	16,475,432
3.		Mortgage loans on real estate:
		3.1 First liens
		3.2 Other than first liens
4.		Real estate:
		4.1 Properties occupied by the company (less $ encumbrances)
		4.2 Properties held for the production of income (less $ encumbrances)
		4.3 Properties held for sale (less $ encumbrances)
5.		Cash ($41,253,024), cash equivalents ($ ) and short-term investments ($27,456,047)	68,709,071		68,709,071	72,106,787
6.		Contract loans, (including $ premium notes)
7.		Other invested assets	49,104,407	41,024,957	8,079,450	6,854,313
8.		Receivables for securities	4,062,968		4,062,968	20,378
9.		Aggregate write-ins for invested assets
10.		Subtotals, cash and invested assets (Lines 1 to 9)	638,557,307	41,160,418	597,396,890	578,629,768
11.		Title plants less $ charged off (for Title insurers only)
12.		Investment income due and accrued	5,123,495		5,123,495	4,709,666
13.		Premiums and considerations:
		13.1 Uncollected premiums and agents’ balances in the course of collection	15,652,854	2,358,335	13,294,519	8,140,139
		13.2 Deferred premiums, agents’ balances and installments booked but deferred and not yet due (including $ earned but unbilled premiums)
		13.3 Accrued retrospective premiums
14.		Reinsurance:
		14.1 Amounts recoverable from reinsurers
		14.2 Funds held by or deposited with reinsured companies
		14.3 Other amounts receivable under reinsurance contracts
15.		Amounts receivable relating to uninsured plans
16.	1	Current federal and foreign income tax recoverable and interest thereon	3,207,298		3,207,298
16.	2	Net deferred tax asset	48,264,679	46,130,915	2,133,764	1,664,776
17.		Guaranty funds receivable or on deposit
18.		Electronic data processing equipment and software	386,218	227,128	159,090	67,566
19.		Furniture and equipment, including health care delivery assets ($ )
20.		Net adjustment in assets and liabilities due to foreign exchange rates
21.		Receivables from parent, subsidiaries and affiliates	7,384,634		7,384,634	1,454,517
22.		Health care ($ ) and other amounts receivable
23.		Aggregate write-ins for other than invested assets	1,007,708	210,220	797,488	699,355
24.		Total assets excluding Separate Accounts, Segregated Accounts and Protected Cell Accounts (Lines 10 to 23)	719,584,193	90,087,016	629,497,176	595,365,786
25.		From Separate Accounts, Segregated Accounts and Protected Cell Accounts
26.		Total (Lines 24 and 25)	719,584,193	90,087,016	629,497,176	595,365,786
		DETAILS OF WRITE-INS
0901.
0902.
0903.
0998.		Summary of remaining write-ins for Line 9 from overflow page
0999.		Totals (Lines 0901 through 0903 plus 0998)(Line 9 above)
2301.		Prepaid Expenses	210,220	210,220		10
2302.		Interest Receivable/(Payable) Affiliate	788,060		788,060	693,870
2303.		Employee Flexible Spending Account	9,428		9,428	5,475
2398.		Summary of remaining write-ins for Line 23 from overflow page
2399.		Totals (Lines 2301 through 2303 plus 2398)(Line 23 above)	1,007,708	210,220	797,488	699,355

STATEMENT AS OF SEPTEMBER 30, 2006 OF THE ACA Financial Guaranty Corporation

LIABILITIES, SURPLUS AND OTHER FUNDS

			1 Current Statement Date	2 December 31, Prior Year
1.		Losses (current accident year $60,000)	(4,402,726)	(4,816,484)
2.		Reinsurance payable on paid losses and loss adjustment expenses
3.		Loss adjustment expenses	538,737	250,000
4.		Commissions payable, contingent commissions and other similar charges
5.		Other expenses (excluding taxes, licenses and fees)	4,825,057	9,469,299
6.		Taxes, licenses and fees (excluding federal and foreign income taxes)	547,322	(23,053)
7.	1	Current federal and foreign income taxes (including $ on realized capital gains (losses))		757,461
7.	2	Net deferred tax liability
8.		Borrowed money $ and interest thereon $
9.		Unearned premiums (after deducting unearned premiums for ceded reinsurance of $ and including warranty reserves of $ )	259,802,371	249,242,021
10.		Advance premium
11.		Dividends declared and unpaid:
		11.1 Stockholders
		11.2 Policyholders
12.		Ceded reinsurance premiums payable (net of ceding commissions)		408
13.		Funds held by company under reinsurance treaties
14.		Amounts withheld or retained by company for account of others
15.		Remittances and items not allocated
16.		Provision for reinsurance
17.		Net adjustments in assets and liabilities due to foreign exchange rates
18.		Drafts outstanding
19.		Payable to parent, subsidiaries and affiliates
20.		Payable for securities	2,169,904
21.		Liability for amounts held under uninsured plans
22.		Capital notes $ and interest thereon $
23.		Aggregate write-ins for liabilities	101,179,311	74,377,359
24.		Total liabilities excluding protected cell liabilities (Lines 1 through 23)	364,659,975	329,257,010
25.		Protected cell liabilities
26.		Total liabilities (Lines 24 and 25)	364,659,975	329,257,010
27.		Aggregate write-ins for special surplus funds
28.		Common capital stock	15,000,000	15,000,000
29.		Preferred capital stock
30.		Aggregate write-ins for other than special surplus funds
31.		Surplus notes	10,000,000	10,000,000
32.		Gross paid in and contributed surplus	348,303,850	348,303,850
33.		Unassigned funds (surplus)	(108,466,650)	(107,195,074)
34.		Less treasury stock, at cost:
		34.1 shares common (value included in Line 28 $ )
		34.2 shares preferred (value included in Line 29 $ )
35.		Surplus as regards policyholders (Lines 27 to 33, less 34)	264,837,201	266,108,776
36.		TOTALS	629,497,176	595,365,786
		DETAILS OF WRITE-INS
2301.		Contingency Reserve	101,179,311	74,377,359
2302.
2303.
2398.		Summary of remaining write-ins for Line 23 from overflow page
2399.		Totals (Lines 2301 thru 2303 plus 2398) (Line 23 above)	101,179,311	74,377,359
2701.
2702.
2703.
2798.		Summary of remaining write-ins for Line 27 from overflow page
2799.		Totals (Lines 2701 thru 2703 plus 2798) (Line 27 above)
3001.
3002.
3003.
3098.		Summary of remaining write-ins for Line 30 from overflow page
3099.		Totals (Lines 3001 thru 3003 plus 3098) (Line 30 above)

STATEMENT OF SEPTEMBER 30, 2006 OF THE ACA Financial Guaranty Corporation
STATEMENT OF INCOME

		1 Current Year to Date	2 Prior Year to Date	3 Prior Year Ended December 31
	UNDERWRITING INCOME
1.	Premiums earned:
	1.1 Direct (written $60,463,337)	50,180,312	35,891,409	50,252,934
	1.2 Assumed (written $622,943)	703,710	190,906	970,753
	1.3 Ceded (written $2,601,833)	2,959,924	3,332,624	4,634,294
	1.4 Net (written $58,484,447)	47,924,098	32,749,691	46,589,393
	DEDUCTIONS:
2.	Losses incurred (current accident year $ ):
	2.1 Direct	163,549	8,200,057	9,025,720
	2.2 Assumed
	2.3 Ceded
	2.4 Net	163,549	8,200,057	9,025,720
3.	Loss expenses incurred	1,036,598		364,448
4.	Other underwriting expenses incurred	26,282,083	17,813,713	28,190,748
5.	Aggregate write-ins for underwriting deductions
6.	Total underwriting deductions (Lines 2 through 5)	27,482,229	26,013,770	37,580,916
7.	Net income of protected cells
8.	Net underwriting gain or (loss) (Line 1.4 minus Line 6 + Line 7)	20,441,868	6,735,921	9,008,476
	INVESTMENT INCOME
9.	Net investment income earned	18,546,622	14,268,119	20,670,803
10.	Net realized capital gains (losses) less capital gains tax of $	(1,494,376)	(421,372)	(882,598)
11.	Net investment gain (loss) (Lines 9+10)	17,052,247	13,846,747	19,788,205
	OTHER INCOME
12.	Net gain or (loss) from agents’ or premium balances charged off (amount recovered $ amount charged off $ )
13.	Finance and service charges not included in premiums
14.	Aggregate write-ins for miscellaneous income	174,500	55,173	225,048
15.	Total other income (Lines 12 through 14)	174,500	55,173	225,048
16.	Net income before dividends to policyholders after capital gains tax and before all other federal and foreign income taxes (Lines 8 + 11 + 15)	37,668,615	20,637,841	29,021,729
17.	Dividends to policyholders
18.	Net income, after dividends to policyholders after capital gains tax and before all other federal and foreign income taxes (Line 16 minus Line 17)	37,668,615	20,637,841	29,021,729
19.	Federal and foreign income taxes incurred	12,555,066	6,486,822	8,870,897
20.	Net income (Line 18 minus Line 19)(to Line 22)	25,113,549	14,151,019	20,150,832
	CAPITAL AND SURPLUS ACCOUNT
21.	Surplus as regards policyholders, December 31 prior year	266,108,776	290,002,605	290,002,606
22.	Net income (from Line 20)	25,113,549	14,151,019	20,150,832
23.	Net transfers (to) from Protected Cell accounts
24.	Change in net unrealized capital gains or (losses) less capital gains tax of $	20,126,841	(95,457)	(9,193,077)
25.	Change in net unrealized foreign exchange capital gain (loss)
26.	Change in net deferred income tax	9,967,261	11,150,906	14,680,462
27.	Change in nonadmitted assets	(27,016,128)	(41,530,191)	(35,198,829)
28.	Change in provision for reinsurance
29.	Change in surplus notes
30.	Surplus (contributed to) withdrawn from protected cells
31.	Cumulative effect of changes in accounting principles
32.	Capital changes:
	32.1 Paid in
	32.2 Transferred from surplus (Stock Dividend)
	32.3 Transferred to surplus
33.	Surplus adjustments:
	33.1 Paid in		26,010,780	26,010,780
	33.2 Transferred to capital (Stock Dividend)
	33.3 Transferred from capital
34.	Net remittances from or (to) Home Office
35.	Dividends to stockholders	(2,661,146)	(2,077,221)	(2,077,221)
36.	Change in treasury stock
37.	Aggregate write-ins for gains and losses in surplus	(26,801,952)	(31,813,546)	(38,266,776)
38.	Change in surplus as regards policyholders (Lines 22 through 37)	(1,271,575)	(24,203,710)	(23,893,830)
39.	Surplus as regards policyholders, as of statement date (Lines 21 plus 38)	264,837,201	265,798,895	266,108,776
	DETAILS OF WRITE-INS
0501.
0502.
0503.
0598.	Summary of remaining write-ins for Line 5 from overflow page
0599.	Totals (Lines 0501 thru 0503 plus 0598) (Line 5 above)
1401.	Other Income		55,173
1402.	Commitment Fees			5,173
1403.	Surveillance Consent Fees	174,500		219,875
1498.	Summary of remaining write-ins for Line 14 from overflow page
1499.	Totals (Lines 1401 thru 1403 plus 1498) (Line 14 above)	174,500	55,173	225,048
3701.	Change In Contingency Reserve	(26,801,952)	(31,813,546)	(38,266,776)
3702.
3703.
3798.	Summary of remaining write-ins for Line 37 from overflow page
3799.	Totals (Lines 3701 thru 3703 plus 3798) (Line 37 above)	(26,801,952)	(31,813,546)	(38,266,776)

STATEMENT AS OF SEPTEMBER 30, 2006 OF THE ACA Financial Guaranty Corporation
CASH FLOW

		1 Current Year To Date	2 Prior Year Ended December 31
	Cash from Operations
1.	Premiums collected net of reinsurance	55,329,805	74,710,647
2.	Net investment income	19,372,868	21,827,362
3.	Miscellaneous income	174,500	225,048
4.	Total (Lines 1 to 3)	74,877,173	96,763,056
5.	Benefits and loss related payments	(250,210)	16,847,731
6.	Net transfers to Separate, Segregated Accounts and Protected Cell Accounts
7.	Commission, expenses paid and aggregate write-ins for deductions	31,103,810	20,982,816
8.	Dividends paid to policyholders
9.	Federal and foreign income taxes paid (recovered) $ net of tax on capital gains (losses)	16,519,825	8,100,001
10.	Total (Lines 5 through 9)	47,373,425	45,930,548
11.	Net cash from operations (Line 4 minus Line 10)	27,503,747	50,832,509
	Cash from Investments
12.	Proceeds from investments sold, matured or repaid:
	12.1 Bonds	107,691,760	218,357,427
	12.2 Stocks
	12.3 Mortgage loans
	12.4 Real estate
	12.5 Other invested assets	2,259,865	12,888,646
	12.6 Net gains or (losses) on cash, cash equivalents and short-term investments	1,016	7,065
	12.7 Miscellaneous proceeds
	12.8 Total investment proceeds (Lines 12.1 to 12.7)	109,952,641	231,253,138
13.	Cost of investments acquired (long-term only):
	13.1 Bonds	110,650,637	296,955,417
	13.2 Stocks	16,464,662
	13.3 Mortgage loans
	13.4 Real estate
	13.5 Other invested assets	1,089,264
	13.6 Miscellaneous applications	4,201,187	8,935,403
	13.7 Total investments acquired (Lines 13.1 to 13.6)	132,405,750	305,890,820
14.	Net increase (or decrease) in contract loans and premium notes
15.	Net cash from investments (Line 12.8 minus Line 13.7 and Line 14)	(22,453,109)	(74,637,681)
	Cash from Financing and Miscellaneous Sources
16.	Cash provided (applied):
	16.1 Surplus notes, capital notes
	16.2 Capital and paid in surplus, less treasury stock
	16.3 Borrowed funds
	16.4 Net deposits on deposit-type contracts and other insurance liabilities
	16.5 Dividends to stockholders	2,661,146	2,077,221
	16.6 Other cash provided (applied)	(5,787,207)	11,493,919
17.	Net cash from financing and miscellaneous sources (Line 16.1 through Line 16.4 minus Line 16.5 plus Line 16.6)	(8,448,353)	9,416,698
	RECONCILIATION OF CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS
18.	Net change in cash, cash equivalents and short-term investments (Line 11 plus Lines 15 and 17)	(3,397,715)	(14,388,474)
19.	Cash, cash equivalents and short-term investments:
	19.1 Beginning of year	72,106,786	86,495,260
	19.2 End of period (Line 18 plus Line 19.1)	68,709,071	72,106,786

STATEMENT AS OF SEPTEMBER 30, 2006 OF THE ACA Financial Guaranty Corporation

NOTES TO FINANCIAL STATEMENTS

1.                          SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A.                     Accounting Practices

The accompanying financial statements have been completed in accordance with the National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual which have been adopted by the Maryland Insurance Administration (“MIA”).

B.                       Use of Estimates in the Preparation of the Financial Statements

The preparation of financial statements in conformity with Statutory Accounting Principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

C.                       Accounting Policy

Premium revenue recognition

Installment premiums are earned over each installment period, which is generally one year or less. Up-front premiums are earned in proportion to the expiration of risk. Unearned premiums represent that portion of premiums which is applicable to coverage of risk to be provided in the future on policies in force. When an insured issue is retired or defeased prior to the end of the expected period or coverage, the remaining unearned premiums, less any amount credited to a refunding issue insured by the Company, are recognized as earned premium.

Expense recognition

Expense incurred in connection with acquiring new insurance business, including such acquisition costs as sales commissions, are charged to operations as incurred. Expenses incurred are reduced for ceding allowance received or receivable.

(1)                    Short-term investments are stated at amortized cost.

(2)                    Bonds are stated at amortized cost using the effective interest rate method.

(3)                    The Company carries the common stock of two offshore subsidiaries, ACA Capital (Singapore) Pte. Ltd. (“ACA Singapore”) and ACA Capital Partners I Master Fund Ltd (“Fund”), at their U.S. Generally Accepted Accounting Principals (“GAAP”) equity value. For purposes of statutory reporting the Company non-admits its investment in ACA Singapore. For additional information please see (7) below.

(4)                    The Company has no preferred stocks.

(5)                    The Company has no mortgage loans.

(6)                    Loan-backed securities are stated at amortized cost using the effective interest rate method.

(7)                    On September 30, 2005, ACA Capital Holdings, Inc. (“ACACH”), the Company’s ultimate parent, reorganized its corporate structure to reflect ACA Service LLC (“ACA Service”) and ACA Risk Solutions, LLC (“ACA Risk”) as direct and indirect wholly-owned subsidiaries of the Company, respectively. Prior to September 30, 2005, these companies were wholly-owned subsidiaries of ACA Holdings, LLC (“ACAH”), along with the Company. This reorganization was accomplished through a contribution of stock of ACA Service by ACAH to the Company and the subsequent conversion of the entity into a limited liability company. After the contribution, ACA Risk was effectively merged into a wholly-owned limited liability subsidiary of ACA Service. The reorganization was completed to properly reflect the relationship of the Company to the various businesses in its new subsidiaries as well as to reduce documentation and reporting requirements. The Company treats these subsidiaries as non-admitted assets for financial reporting purposes.

In May 2006, ACACH launched a credit opportunity fund, the Fund, to leverage its expertise in the capital and credit markets and as an asset manager. The Fund invests in fixed maturity securities, particularly in the asset backed sector. The Fund had assets under management of $25.0 million as of September 30, 2006, of which the Company had invested $16.4 million. The remaining $8.6 million invested in the Fund was made by third party investors.

In June 2006, the Company established a wholly-owned subsidiary, ACA Singapore, for the purpose of expanding the Company’s issuance of Structured Credit business into the Asian markets. ACA Singapore will enable the Company to expand its marketing of the insured credit default swap business, find counterparties, perform credit assessment and negotiate transactions. ACA Singapore will not, however, have authority to enter into transactions on behalf of the Company or its subsidiaries. Instead, the Company will enter into each transaction out of the U.S. through Delaware special purpose entities whose obligations are insured by the Company (consistent with the Company’s existing structured credit business). ACA Singapore will be compensated by the company on a cost-plus 7% basis for the expenses it incurs. As of September 30, 2006, the Company contributed approximately $65 thousand of capital into ACA Singapore.

(8)                    The Company has no joint ventures.

(9)                    The Company has no derivatives.

(10)              The Company has no premium deficiencies.

(11)              Unpaid losses and loss adjustment expenses are established when an event of default of an insured obligation occurs. Such liabilities are necessarily based on assumptions and estimates and while management believes these amounts are adequate, the ultimate liability may be in excess of or less than the amount provided. Loss reserves are recorded at the net present value of expected payments. The Company’s net unpaid losses and loss adjustment expenses is a recoverable in the amount of $3,863,988 at September 30, 2006.

(12)              There has been no change to the Company’s capitalization policy.

2.                          ACCOUNTING CHANGES AND CORRECTION OF ERRORS

A.                     The Company had no changes in accounting principles and/or correction of errors for the quarter ended September 30, 2006.

3.                          BUSINESS COMBINATION AND GOODWILL

The Company was not party to any business combinations and does not hold goodwill.

4.                          DISCONTINUED OPERATIONS

The Company had no discontinued operations as of September 30, 2006.

5.                          INVESTMENTS

A.                     Mortgage Loans

The Company has no mortgage loans.

B.                       Debt Restructuring

The Company has no debt restructuring.

C.                       Reverse Mortgages

The Company has no reverse mortgages.

D.                      Loan-Backed Securities

The Company has no securities purchased prior to January 1, 1994. Prepayment assumptions are derived from an average of those forecast by a number of Wall Street dealers as tabulated by Bloomberg L.P. and referred to as Bloomberg consensus estimates. Prices are determined by US Bank, N.A., which predominantly uses quotations received from Interactive Data Services, Inc.

E.                        Repurchase Agreements

The Company has not used repurchase agreements. If the Company was to utilize them, Treasury or Agency collateral having a market value of no less than 102% of the amount of the repurchase agreement would be required.

F.                        The Company has no real estate investments.

6.                          JOINT VENTURES, PARTNERSHIPS AND LIMITED LIABILITY COMPANIES

The Company has an investment in ACA Service, a limited liability company. This investment is non-admitted and, therefore, does not exceed 10% of the Company’s admitted assets.

The Company also has invested in ACACH’s Fund and in ACA Singapore (see Note 1C(7) above). The Company’s $16.4 million investment in the Fund is an admitted asset, of common stock, at September 30, 2006. The Company’s $65 thousand investment in ACA Singapore is Non-admitted at September 30, 2006.

7.                          INVESTMENT INCOME

All investment income due and accrued with amounts that are over 90 days past due are considered as a non-admitted asset. There was no past due investment income as of September 30, 2006.

8.                          DERIVATIVE INSTRUMENTS

The Company has no derivative instruments.

9.                          INCOME TAXES

The major components of the Company’s income taxes incurred for the quarter ended September 30, 2006 are as follows:

6.1

A.       The components of the net deferred tax asset at September 30 and December 31, are as follows:

	September 30, 2006	December 30, 2005
Total of gross deferred tax assets	$48,370,300	$38,403,039
Total of deferred tax liabilities	(105,621)	(105,621)
Net deferred tax asset (liability)	48,264,679	38,297,418
Non-admitted deferred tax assets	$(46,130,915)	(36,632,642)
Net admitted deferred tax assets	$2,133,764	1,664,776

B.                         The Company has recognized all deferred tax liabilities as of September 30, 2006 and December 31, 2005, respectively.

C.                         The Company had incurred federal income taxes of $12,555,066 and $8,870,897 for September 30, 2006 and December 31, 2005, respectively.

The major components of the deferred tax amounts are as follow:

	September 30, 2006	December 31, 2005	Change
Deferred Tax Assets
Unearned premium reserve	$9,093,082	$8,746,500	$346,582
Net operating loss	—	—	—
Contingency reserve	35,412,759	26,032,076	9,380,683
Unamortized licenses	756,000	850,500	(94,500)
Fixed assets	2,039,349	2,039,349	—
Permanent impairment	191,263	175,000	16,263
General expense accrual	—	137,634	(137,634)
Unrealized losses on below grade bond investments	32,515	100,940	(68,425)
Capital loss carryforward	844,072	321,040	523,032
URGL on SFAS 115 trading securities	1,260	—	1,260
Total	48,370,300	38,403,039	9,967,261

Deferred Tax Liabilities
Investments - accrued market discount	105,621	105,621	—
Total	105,621	105,621	—
Net deferred tax asset / (liability)	$48,264,679	$38,297,418	$9,967,261

D.                      The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate of 35% to income before income taxes.

The significant items causing this difference are as follows:

	Amount	%	Tax Effect
Income before federal and foreign income taxes	37,904,096	35.00%	13,266,434
Tax-exempt investment income (net of proration)	(2,841,604)	-7.50%	(994,561)
Increase in contingency reserve	(26,801,951)	-70.71%	(9,380,683)
Allocated depreciation expense	(1,026,545)	-2.71%	(359,291)
True-up and other	(35,771)	-0.09%	(12,519)
Total	$7,198,225	-46.01%	$2,519,380

Federal income tax incurred			$12,555,066
Change in deferred income taxes			(9,967,261)
Less: Change in deferred income taxes through net unrealized capital losses			(68,425)
Total Statutory Income Taxes			$2,519,380

E.                        As of September 30, 2006 the Company does not have a net operating loss carryforward.

F.                          The Company will file its federal income tax return on a stand-alone basis for the year-ended December 31, 2006

10. INFORMATION CONCERNING PARENT, SUBSIDIARIES AND AFFILIATES

A.                     As indicated in Note 1(C) 7, on September 30, 2005, ACACH reorganized its corporate structure to reflect ACA Service and ACA Risk as direct and indirect wholly-owned subsidiaries of the Company, respectively.

6.2

Effective November 9, 2006, ACACH completed its initial public offering of 6,875,000 shares of newly issued common stock and 23,541 shares of existing common stock. ACACH realized gross proceeds of $13 per share on the newly issued common stock, or $89.4 million. On November 10, 2006, ACACH commenced its listing on the New York Stock Exchange and trades under the symbol “ACA”.

B.                         In May 2006, ACACH launched a credit opportunity fund, the Fund, to leverage its expertise in the capital and credit markets and as an asset manager. The Fund invests in fixed maturity securities, particularly in the asset backed sector. The Fund had assets under management of $25.0 million as of September 30, 2006, of which the Company had invested $16.4 million. The remaining $8.6 million invested in the Fund was made by third party investors. In June 2006, the Company established a wholly owned subsidiary, ACA Singapore, for the purpose of expanding the Company’s structured credit business into the Asian markets. As of September 30, 2006, the Company contributed approximately $65 thousand of capital into ACA Singapore. (See Note 1C(7))

C.                         There have been no changes in the method of reporting related party transactions as of September 30, 2006, other than the addition of the reorganization described above.

D.                        At September 30, 2006, the Company reported $9.8 million as amounts receivable from affiliated companies. Except as described in the following sentence, these amounts represent arms-length transactions and are recorded as admitted assets and in accordance with SSAP No. 25 “Accounting for and Disclosures about Transactions with Affiliates and Other Related Parties”. A portion of the receivable, $2.4 million, at September 30, 2006 was from one of the Company’s affiliate, ACA ABS 2002-1, and in accordance with SSAP 25 was classified as a non-admitted asset in the Company’s balance sheet.

At September 30, 2006, the Company reported $49.1 million as other invested assets, of which $48.0 million relates to affiliates. The non-admitted amount includes the Company’s ownership in ACA Service of $39.2 million as well as a loan receivable in the amount of $1.9 million from ACA Service. The admitted amount includes three loans from affiliates shown below:

Affiliate	Date Issued	Maturity Date	Interest Rate	Original Principal	Current Principal
ACA CDS 2001-1, LLC	7/18/2002	1/25/2007	3 mo. LIBOR plus 2%	$3,504,413	$3,504,413
ACA Service LLC	5/1/2004	5/1/2007	1.49%	7,839,125	3,062,175
ACA Service LLC	12/1/2004	12/1/2007	2.48%	2,231,607	2,231,607
			Totals	$13,575,145	$8,798,195

E.                          The Company has issued financial guaranty insurance policies to swap counterparties of certain of its affiliated special purpose vehicles (“SPVs”), whereby the Company guarantees timely payment of the SPVs obligations under the structured credit default swaps. The Company recorded premiums of $34.1 million during the first nine months of 2006 related to these policies. The total notional amount of these structured credit default swaps was approximately $30.7 billion at September 30, 2006.

F.                          At September 30, 2006, costs were allocated between the Company and its affiliates pursuant to a cost sharing, staffing and management services agreement and a funding agreement. The MIA approved these agreements on January 25, 2006.

G.                         The majority shareholder, ACAH, a Delaware holding company, holds a 76.6% share in the Company. The minority shareholder, ACA Solutions, Ltd. (“ACAS”), a Bermuda company and a wholly owned subsidiary of ACAH, holds the remaining 23.4% share in the Company. Each of ACAH and ACAS are wholly owned by ACACH.

H.                      The Company’s majority shareholder and ultimate parent, ACAH and ACACH, respectively, are not owned directly or indirectly via any of the Company’s downstream subsidiaries or controlled or affiliated entities.

I.                           The Company holds no investment in any SCA entity that exceeds 10% of admitted assets.

11.                       DEBT

The Company has no debt.

12.                       RETIREMENT PLANS, DEFERRED COMPENSATION, POSTEMPLOYMENT BENEFITS AND COMPENSATED ABSENCES AND OTHER POSTRETIREMENT BENEFIT PLANS

A.                       The Company has no Defined Benefit Plan.

B.                         The Company sponsors a defined contribution plan, which covers all full-time employees of the Company as of their start date with the Company. Eligible participants may contribute a percentage of their salary, subject to IRS limitations. The Company’s contributions are based on a fixed percentage of employees’ contributions subject to IRS limitations and approval by the Board of Directors. The Company’s expense for the defined contribution plan during the nine months ended September 30, 2006 was $0.8 million.

C.                         The Company has no Multi-employer Plan.

D.                        The Company has no Consolidated/Holding Company Plan.

E.                          The Company has no Post-employment Benefits and Compensated Absences.

6.3

13.                    CAPITAL AND SURPLUS, DIVIDEND RESTRICTIONS AND QUASI-REORGANIZATION

(1)                    The Company has 1,000,000 shares of common stocks authorized, issued and outstanding with a par value of $15.00 per share.

(2)                    The Company has no preferred stock outstanding.

(3)                    On December 22, 2005, the Company received approval from the MIA to make dividend payments to ACACH due in 2006 in respect of the Company’s share of the interest expense on $40 million of trust preferred debt outstanding at ACACH. At September 30, 2006, the Company’s Board of Directors approved such dividend payments in the aggregate amount of $2.7 million. Additionally, the Company paid $0.6 million in interest on its surplus note with ACACH during the nine months ended September 30, 2006.

(4)                    Since the Company’s earned surplus was in a negative position at September 30, 2006, no dividends have been paid, other than those mentioned in Note 13(3) (above).

(5)                    There are no restrictions on unassigned surplus.

(6)                    N/A

(7)                    The Company holds no stock for special purpose.

(8)                    The Company holds no special surplus funds.

(9)                    The portion of unassigned surplus increased/ (reduced) by each item below is as follows:

a.	Unrealized gains/(losses)	$20,126,841
b.	Non-admitted asset values	$(27,016,128)
c.	Net deferred income tax	$9,975,278

(10)

Date Issued	Interest Rate	Par Value (Face Value of Notes)	Carrying Value of Note	Principal And/Or Interest Paid Current Year	Total Principal And/Or Interest Paid	Unapproved Principal And/Or Interest	Date of maturity
12/29/2004	3 months LIBOR plus 3.35%	10,000,000	10,000,000	628,927	1,083,855	—	12/29/2034
1310999 Totals		$10,000,000	$10,000,000	$628,927	$1,083,855	—

The surplus note in the amount of $10,000,000, listed in the above table, was issued to ACACH on December 29, 2004 in exchange for $10,000,000 in cash. The surplus note was issued pursuant to a Funding Agreement, dated as of December 29, 2004 (the “Agreement”), between the Company and ACACH. The surplus note was approved by the MIA on May 12, 2005, and on December 22, 2005, the MIA approved the Company’s making payments of interest payable there under through year-end December 31, 2006. Pursuant to the terms of the MIA approval, future interest payments are subject to an annual request for approval of the MIA.

As provided in the Agreement and Surplus Note, payment of interest on and principal of the Surplus Note are subject to the prior approval of the MIA. The failure to make such payments shall not constitute an event of default under the Surplus Note. Rather, interest on the Surplus Note shall continue to accrue, but without further interest (i.e., interest-on-interest) and without penalty (i.e., no default interest rate). In addition, the Company’s right to prepay the Surplus Note and the right to make a payment following an acceleration of the Surplus Note, which may only occur in the event of insolvency, bankruptcy, liquidation of the Company, are subject to the prior approval of the MIA.

As required by SSAP No. 41, the Surplus Note contains provisions relating to: (1) subordination to policyholders; (2) subordination to claimant and beneficiary claims; and (3) subordination to all other classes of creditors other than surplus note holders

(11)              The Company has not gone through any quasi-reorganization

14.                    CONTINGENCIES

A.                       The Company has no contingent commitments.

B.                         The Company has no assessments other than those arising in the normal course of business.  Such assessments are not material.

C.                         The Company has no gain contingencies.

6.4

D.                      In May 2006 the Company’s ultimate parent, ACACH, paid a judgment in the amount of $3.7 million in satisfaction of a damages award in connection with an employment contract dispute with a former executive of the Company plus accrued interest through the date of payment. Also in May 2006, ACACH settled the former executive’s attorney’s fees at an additional amount of $0.6 million. ACACH had previously reserved and allocated to its various subsidiaries and expense of $4.2 million for this item as of December 31, 2005. Of the $4.3 million total damages and fees, $2.4 million was the Company’s allocated portion. A judicial satisfaction of the judgment has been filed and the Company has no additional liability with respect to this matter.

15.                       LEASES

The Company has no lease obligations. However, through its funding agreement with its affiliate, ACA Service, discussed in note 10(F), the Company does incur expenses associated with the leases of the affiliate.

16.                       INFORMATION ABOUT FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FINANCIAL INSTRUMENT WITH CONCENTRATION OF CREDIT RISK

The Company has no financial instrument with off-balance sheet risk.

17.                       SALES, TRANSFER AND SERVICING OF FINANCIAL ASSETS AND EXTINGUISHMENTS OF LIABILITIES

A.                       The Company had no transfer of receivables reported as sales.

B.                         The Company had no transfer and servicing of financial assets.

C.                         The Company had no wash sales.

18.                       GAIN OR LOSS TO THE REPORTING ENTITY FROM UNINSURED A&H PLANS AND THE UNINSURED PORTION OF PARTIALLY INSURED PLANS.

A.                       The Company has no Administrative Services Only (ASO) plan.

B.                         The Company has no Administrative Services Contract (ASC) plan.

C.                         The Company has no Medicare or other similarly structured cost based retirement contract.

19.                       DIRECT PREMIUM WRITTEN/PRODUCED BY MANAGING GENERAL AGENTS/THIRD PARTY
ADMINISTRATION

The Company has no direct premium written or produced by managing general agents or third party administration.

20.                       SEPTEMBER 11 EVENTS

The Company has not recognized any losses or contingencies in relation to the September 11, 2001 events.

21.                       OTHER ITEMS

A.                       The Company has no extraordinary items as of September 30, 2006.

B.                         The Company maintains an “A” financial strength rating with Standard & Poor’s Ratings Services (“Standard & Poor’s”).

C.                         The Company has no troubled debt.

D.                        Assets in the amount of $5,197,592 and $2,807,324 at September 30, 2006 and December 31, 2005, respectively, were on deposit with state authorities or trustees as required by state licensing regulations.

Cash in the amount of $28,775,329 and $26,475,422 at September 30, 2006 and December 31, 2005, respectively is held as collateral against four issued insurance policies. These funds may be used in the event losses are incurred under the respective policies.

One of the Company’s investment advisors, Stephens, Inc., is also an investor in the Company’s ultimate parent company, ACACH.

D.                      The Company has no uncollectible balances.

22.                       EVENTS SUBSEQUENT

During 2005, the MIA completed its field work in connection with a five-year examination of the Company through the period ended December 31, 2003. The Maryland Insurance Commissioner has produced a draft report in respect of the examination to which we have responded; however, the final report has not been issued. We believe that as of June 30, 2005 we have recorded all material adjustments to our statutory financial statements arising from the examination, but we cannot be certain until the final report is issued.  The Company believes that any additional adjustments will not cause the Company to fall below the minimum statutory capital requirements as defined by Standard & Poor’s for the maintenance of its “A” financial strength rating no the MIA policyholders’ surplus requirements.

23.                       REINSURANCE

6.5

A.                     Unsecured Reinsurance Recoverables

The Company does not have an unsecured aggregate recoverable for losses, paid and unpaid, including IBNR, loss adjustment expenses and unearned premium with any individual reinsurers, authorized or unauthorized, that exceed 3% of the Company’s policyholder surplus.

B.                         Reinsurance Recoverable in Dispute

The Company has no reinsurance recoverable in dispute as of September 30, 2006.

C.                        Reinsurance Assumed and Ceded

	Assumed Reinsurance				Ceded Reinsurance				Net
	Premium Reserve		Commission Equity		Premium Reserve		Commission Equity		Premium Reserve		Commission Equity
Affiliates	$-0	-	$-0	-	$-0	-	$-0	-	$-0	-	$-0	-
All other	816,029		0		967,808		-0	-	(151,779)		-0	-
Total	$816,029		$0		$967,808		$-0	-	$(151,779)		$-0	-

Direct Unearned Premium Reserve $259,954,149.

There are no contingent commission or profit sharing arrangements at September 30, 2006.

D.        Uncollectible Reinsurance

The Company has no uncollectible reinsurance balances as of September 30, 2006.

E.             Commutation of Ceded Reinsurance

The Company did not commute or cancel any reinsurance agreements during the nine months ended September 30, 2006.

F.             Retroactive Reinsurance

The Company has no retroactive reinsurance contracts.

G.        The Company did not account for any reinsurance as deposits.

24.                    RETROSPECTIVELY RATED CONTRACTS

The Company has not entered into any retrospectively rated contracts.

25.                    CHANGE IN INCURRED LOSSES AND LOSS ADJUSTMENT EXPENSES

For the nine months ended September 30, 2006, the Company has net incurred losses and loss adjustment expenses of $1,200,147 and paid $497,651 in losses and loss adjustment expenses, net of salvage, on its claims.

26.                    INTERCOMPANY POOLING ARRANGEMENTS

The Company has no intercompany pooling arrangements.

27.                    STRUCTURED SETTLEMENTS

The Company has no structured settlements.

28.                    HEALTH CARE RECEIVABLE

The Company has no health care receivable.

29.                    PARTICIPATING POLICIES

The Company does not write participating policy business.

30.                    PREMIUM DEFICIENCY RESERVE

The Company has no premium deficiency reserve.

31.                    HIGH DEDUCTIBLES

The Company has no high deductibles.

32.                    DISCOUNTING OF LIABILITIES FOR UNPAID LOSSES OR UNPAID LOSS ADJUSTMENT EXPENSES

6.6

The Company discounts unpaid losses and loss adjustment expenses using a rate that approximates the risk free rate that is closest to the term of the expected loss payments of the insured obligation at the date the case loss is established.  For this purpose, US Treasury rates were used and approximate the taxable equivalent yield the Company earns on its investment portfolio on a fully invested basis.  At September 30, 2006, the weighted average discount factor used was 4.6%. The effect of discounting on the Company’s loss reserves at June 30, 2006 was $3,335,364.

33.        ASBESTOS/ENVIRONMENTAL RESERVES

The Company does not write this line of business and therefore has no asbestos/environmental reserves at September 30, 2006.

34.        SUBSCRIBER SAVINGS ACCOUNTS

The Company has no subscriber savings account

35.        MULTIPLE PERIL CROP INSURANCE

The Company does not write this line of business.

6.7

GENERAL INTERROGATORIES
(Responses to these interrogatories should be based on changes that have occurred since the prior year end unless otherwise noted.)

PART 1-COMMON INTERROGATORIES
GENERAL

1.1	Did the reporting entity experience any material transactions requiring the filing of Disclosure of Material Transactions with the State of Domicile, as required by the Model Act?	Yes ☐	No ☒

1.2	If yes, has the report been filed with the domiciliary state?	Yes ☐	No ☐

2.1	Has any change been made during the year of this statement in the charter, by-laws, articles of incorporation, or deed of settlement of the reporting entity?	Yes ☐	No ☒

2.2	If yes date of change:

If not previously filed, furnish herewith a certified copy of the instrument as amended.

3.	Have there been any substantial changes in the organizational chart since the prior quarter end?	Yes ☐	No ☒

If yes, complete the Schedule Y - Part 1 - organizational chart.

4.1	Has the reporting entity been a party to a merger or consolidation during the period covered by this statement?	Yes ☐	No ☒

4.2	If yes, provide the name of entity, NAIC Company Code, and state of domicile (use two letter state abbreviation) for any entity that has ceased to exist as a result of the merger or consolidation.

1 Name of Entity	2 NAIC Company Code	3 State of Domicile

5.

If the reporting entity is subject to a management agreement, including third-party administrator(s), managing general agent(s), attorney-in-fact, or similar agreement, have there been any significant changes regarding the terms of the agreement or principals involved?

		Yes ☐	No ☒	NA ☐

If yes, attach an explanation.

6.1	State as of what date the latest financial examination of the reporting entity was made or is being made.		12/31/2003

6.2

State the as of date that the latest financial examination report became available from either the state of domicile or the reporting entity. This date should be the date of the examined balance sheet and not the date the report was completed or released.

12/31/1998

6.3

State as of what date the latest financial examination report became available to other states or the public from either the state of domicile or the reporting entity. This is the release date or completion date of the examination report and not the date of the examination (balance sheet date).

06/07/2000

6.4	By what department or departments?

Maryland Insurance Department

7.1

Has this reporting entity had any Certificates of Authority, licenses or registrations (including corporate registration, if applicable) suspended or revoked by any governmental entity during the reporting period?

			Yes ☐	No ☒

7.2	If yes, give full information:

8.1	Is the company a subsidiary of a bank holding company regulated by the Federal Reserve Board?		Yes ☐	No ☒

8.2	If response to 8.1 is yes, please identify the name of the bank holding company.

8.3	Is the company affiliated with one or more banks, thrifts or securities firms?		Yes ☐	No ☒

8.4

If response to 8.3 is yes, please provide below the names and location (city and state of the main office) of any affiliates regulated by a federal regulatory services agency [i.e. the Federal Reserve Board (FRB), the Office of the Comptroller of the Currency (OCC), the Office of Thrift Supervision (OTS), the Federal Deposit Insurance Corporation (FDIC) and the Securities Exchange Commission (SEC)] and identify the affiliate’s primary federal regulator.]

1	2	3	4	5	6	7
	Location
Affiliate Name	(City, State)	FRB	OCC	OTS	FDIC	SEC

GENERAL INTERROGATORIES

FINANCIAL

9.1	Does the reporting entity report any amounts due from parent, subsidiaries or affiliates on Page 2 of this statement?		Yes ☒ No ☐

9.2	If yes, indicate any amounts receivable from parent included in the Page 2 amount:	$

INVESTMENT

10.1	Has there been any change in the reporting entity’s own preferred or common stock?		Yes ☐ No ☒

10.2	If yes, explain:

11.1

Were any of the stocks, bonds, or other assets of the reporting entity loaned, placed under option agreement, or otherwise made available for use by another person? (Exclude securities under securities lending agreements.)

Yes ☐ No ☒

11.2	If yes, give full and complete information relating thereto:

Cash in the amount of $28,775,329 on the Company’s balance sheet is held as collateral against 4 issued insurance policies. The Policyholders may use the funds in the event losses are incurred under the policies.

12	Amount of real estate and mortgages held in other invested assets in Schedule BA:		$0

13	Amount of real estate and mortgages held in short-term investments:		$0

14.1	Does the reporting entity have any investments in parent, subsidiaries and affiliates?

14.2	If yes, please complete the following:		Yes ☒ No ☐

		1		2
		Prior Year-End Book/Adjusted Carrying Value		Current Quarter Statement Value
14.21	Bonds	$		$
14.22	Preferred Stock	$		$
14.23	Common Stock	$			$16,475,432
14.24	Short-Term Investments	$		$
14.25	Mortgage Loans on Real Estate	$		$
14.26	All Other		$6,854,313		$6,854,313
14.27	Total Investment in Parent, Subsidiaries and Affiliates (Subtotal Lines 14.21 to 14.26)		$6,854,313		$23,329,745
14.28	Total Investment in Parent included in Lines 14.21 to 14.26 above	$		$

15.1	Has the reporting entity entered into any hedging transactions reported on Schedule DB?	Yes ☐ No ☒

15.2	If yes, has a comprehensive description of the hedging program been made available to the domiciliary state? If no, attach a description with this statement.	Yes ☐ No ☐

16.

Excluding items in Schedule E, real estate, mortgage loans and investments held physically in the reporting entity’s offices, vaults or safety deposit boxes, were all stocks, bonds and other securities, owned throughout the current year held pursuant to a custodial agreement with a qualified bank or trust company in accordance with Part 1 - General, Section IV.H - Custodial or Safekeeping Agreements of the NAIC Financial Condition Examiners Handbook?

Yes ☒ No ☐

16.1	For all agreements that comply with the requirements of the NAIC Financial Condition Examiners Handbook, complete the following:

1 Name of Custodian(s)	2 Custodian Address
US Bank, N.A.	1025 Connecticut Avenue NW, Suite 517 Washington, DC 20036

16.2	For all agreements that do not comply with the requirements of the NAIC Financial Condition Examiners Handbook, provide the name, location and a complete explanation:

1 Name(s)	2 Location(s)	3 Complete Explanation(s)

16.3	Have there been any changes, including name changes in the custodian(s) identified in 16.1 during the current quarter?	Yes ☒ No ☐

16.4	If yes, give full and complete information relating thereto:

1 Old Custodian	2 New Custodian	3 Date of Change	4 Reason

16.5

Identify all investment advisors, brokers/dealers or individuals acting on behalf of broker/dealers that have access to the investment accounts, handle securities and have authority to make investments on behalf of the reporting entity:

1 Central Registration Depository	2 Name(s)	3 Address
3496	Stephens, Inc.	111 Center Street, Little Rock AR 72201

107038	JP Morgan Fleming Asset Management	522 Fifth Avenue, New York NY 10036

17.1	Have all the filing requirements of the Purposes and Procedures Manual of the NAIC Securities Valuation Office been followed?	Yes ☒ No ☐

17.2	If no, list exceptions:

7.1

GENERAL INTERROGATORIES

(Responses to these interrogatories should be based on changes that have occurred since prior year end unless otherwise noted.)
PART 2
PROPERTY & CASUALTY INTERROGATORIES

1.	If the reporting entity is a member of a pooling arrangement, did the agreement or the reporting entity’s participation change?	Yes ☐	No ☐	NA ☒

If yes, attach an explanation.

2.

Has the reporting entity reinsured any risk with any other entity and agreed to release such entity from liability, in whole or in part, from any loss that may occur on the risk or portion thereof, reinsured?

			Yes ☐	No ☒

If yes, attach an explanation.

3.1	Have any of the reporting entity’s primary reinsurance contracts been canceled?		Yes ☐	No ☒

3.2	If yes, give full and complete information thereto.

4.1

Are any of the liabilities for unpaid losses and loss adjustment expenses other than certain workers’ compensation tabular reserves (see annual statement instructions pertaining to disclosure of discounting for definition of “tabular reserves”) discounted at a rate of interest greater than zero?

			Yes ☒	No ☐

4.2	If yes, complete the following schedule:

			TOTAL DISCOUNT				DISCOUNT TAKEN DURING PERIOD
1	2	3	4	5	6	7	8	9	10	11
Line of Business	Maximum Interest	Discount Rate	Unpaid Losses	Unpaid LAE	IBNR	TOTAL	Unpaid Losses	Unpaid LAE	IBNR	TOTAL
Financial Guaranty			3,335,364			3,335,364	205,500			205,500

		TOTAL	3,335,364	0	0	3,335,364	205,500	0	0	205,500

SCHEDULE A-VERIFICATION
Real Estate

		1 Year to Date	2 Prior Year Ended December 31
1.	Book/adjusted carrying value, December 31 of prior year	0	0
2.	Increase (decrease) by adjustment		0
3.	Cost of acquired		0
4.	Cost of additions to and permanent improvements		0
5.	Total profit (loss) on sales		0
6.	Increase (decrease) by foreign exchange adjustment		0
7.	Amount received on sales		0
8.	Book/adjusted carrying value at end of current period	0	0
9.	Total valuation allowance		0
10.	Subtotal (Lines 8 plus 9)	0	0
11.	Total nonadmitted amounts		0
12.	Statement value, current period (Page 2, real estate lines, Net Admitted Assets column)	0	0

SCHEDULE B-VERIFICATION
Mortgage Loans

		1 Year to Date	2 Prior Year Ended December 31
1.	Book value/recorded investment excluding accrued interest on mortgages owned, December 31 of prior year	0	0
2.	Amount loaned during period:		0
	2.1. Actual cost at time of acquisitions		0
	2.2. Additional investment made after acquisitions		0
3.	Accrual of discount and mortgage interest points and commitment fees		0
4.	Increase (decrease) by adjustment		0
5.	Total profit (loss) on sale		0
6.	Amounts paid on account or in full during the period		0
7.	Amortization of premium		0
8.	Increase (decrease) by foreign exchange adjustment		0
9.	Book value/recorded investment excluding accrued interest on mortgages owned at end of current period	0	0
10.	Total valuation allowance		0
11.	Subtotal (Lines 9 plus 10)	0	0
12.	Total nonadmitted amounts		0
13.	Statement value of mortgages owned at end of current period (Page 2, mortgage lines, Net Admitted Assets column)	0	0

SCHEDULE BA-VERIFICATION
Other Invested Assets

		1 Year to Date	2 Prior Year Ended December 31
1.	Book/adjusted carying value of long-term invested assets owned, December 31 of prior year	25,904,299	12,782,165
2.	Cost of acquisitions during period:		0
	2.1. Actual cost at time of acquisitions	1,089,264	0
	2.2. Additional investment made after acquisitions		0
3.	Accrual of discount		0
4.	Increase (decrease) by adjustment	22,110,844	0
5.	Total profit (loss) on sale		0
6.	Amounts paid on account or in full during the period		(13,122,134)
7.	Amortization of premium		0
8.	Increase (decrease) by foreign exchange adjustment		0
9.	Book/adjusted carrying value of long-term invested assets at end of current period	49,104,407	25,904,299
10.	Total valuation allowance		0
11.	Subtotal (Lines 9 plus 10)	49,104,407	25,904,299
12.	Total nonadmitted amounts	41,024,957	19,049,986
13.	Statement value of long-term invested assets at end of current period (Page 2, Line 7, Column 3)	8,079,450	6,854,313

SCHEDULE D-VERIFICATION
Bonds and Stocks

		1 Year to Date	2 Prior Year Ended December 31
1.	Book/adjusted carrying value of bonds and stocks, December 31 of prior year	499,648,320	424,569,011
2.	Cost of bonds and stocks acquired	127,115,299	296,955,417
3.	Accrual of discount	341,870	283,093
4.	Increase (decrease) by adjustment	341,745	(834,865)
5.	Increase (decrease) by foreign exchange adjustment		0
6.	Total profit (loss) on disposal	(1,492,668)	(332,850)
7.	Consideration for bonds and stocks disposed of	107,691,760	218,357,427
8.	Amortization of premium	1,581,944	2,634,059
9.	Book/adjusted carrying value, current period	516,680,862	499,648,320
10.	Total valuation allowance		0
11.	Subtotal (Lines 9 plus 10)	516,680,862	499,648,320
12.	Total nonadmitted amounts	135,461	0
13.	Statement value	516,545,401	499,648,320

SCHEDULE D - PART 1B
Showing the Acquisitions, Dispositions and Non-Trading Activity
During the Current Quarter for all Bonds and Preferred Stock by Rating Class

	1	2	3	4	5	6	7	8
	Book/Adjusted Carrying Value Beginning of Current Quarter	Acquisitions During Current Quarter	Dispositions During Current Quarter	Non-Trading Activity During Current Quarter	Book/Adjusted Carrying Value End of First Quarter	Book/Adjusted Carrying Value End of Second Quarter	Book/Adjusted Carrying Value End of Third Quarter	Book/Adjusted Carrying Value December 31 Prior Year
BONDS
1. Class 1	482,956,020	56,299,043	50,402,600	511,200	490,069,032	482,956,020	489,363,663	495,970,505
2. Class 2	35,291,383	0	1,626,431	(1,968,289)	33,976,884	35,291,383	31,696,663	37,383,942
3. Class 3	6,943,175	0	1,500,000	(2,027,509)	6,860,925	6,943,175	3,415,666	6,763,310
4. Class 4	0	0	0	3,050,024	0	0	3,050,024	0
5. Class 5	0	0	0	0	0	0	0	0
6. Class 6	0	0	0	0	0	0	0	0
7. Total Bonds	525,190,578	56,299,043	53,529,031	(434,574)	530,906,841	525,190,578	527,526,016	540,117,757

PREFERRED STOCK
8. Class 1	0	0	0	0	0	0	0	0
9. Class 2	0	0	0	0	0	0	0	0
10. Class 3	0	0	0	0	0	0	0	0
11. Class 4	0	0	0	0	0	0	0	0
12. Class 5	0	0	0	0	0	0	0	0
13. Class 6	0	0	0	0	0	0	0	0
14. Total Preferred Stock	0	0	0	0	0	0	0	0
15. Total Bonds and Preferred Stock	525,190,578	56,299,043	53,529,031	(434,574)	530,906,841	525,190,578	527,526,016	540,117,757

SCHEDULE DA-PART 1

Short-Term Investments Owned End of Current Quarter

	1	2	3	4	5
	Book/Adjusted Carrying Value	Par Value	Actual Cost	Interest Collected Year To Date	Paid for Accrued Interest Year To Date
8299999 Totals	27,456,047	XXX	27,456,047	150,943	0

SCHEDULE DA - PART 2- VERIFICATION

Short-Term Investments Owned

	1	2
	Year To Date	Prior Year Ended December 31
1. Book/adjusted carrying value, December 31 of prior year	40,469,464	69,930,475
2. Cost of short-term investments acquired	126,878,680	314,459,836
3. Increase (decrease) by adjustment	2,724	10,348
4. Increase (decrease) by foreign exchange adjustment		0
5. Total profit (loss) on disposal of short-term investments	(1,708)	(3,283)
6. Consideration received on disposal of short-term investments	139,893,113	343,927,912
7. Book/adjusted carrying value, current period	27,456,047	40,469,464
8. Total valuation allowance		0
9. Subtotal (Lines 7 plus 8)	27,456,047	40,469,464
10. Total nonadmitted amounts		0
11. Statement value (Lines 9 minus 10)	27,456,047	40,469,464
12. Income collected during period	876,526	1,364,908
13. Income earned during period	873,495	1,403,823

Schedule DB - Part F - Section 1
NONE

Schedule DB - Part F - Section 2
NONE

Schedule F
NONE

12, 13, 14

SCHEDULE T - EXHIBIT OF PREMIUMS WRITTEN

Current Year to Date - Allocated by States and Territories

				Direct Premiums Written		Direct Losses Paid (Deducting Salvage)		Direct Losses Unpaid
			1	2	3	4	5	6	7
States, etc.			Is Insurer Licensed? (Yes or No)	Current Year To Date	Prior Year To Date	Current Year To Date	Prior Year To Date	Current Year To Date	Prior Year To Date
1.	Alabama	AL	Yes	350,000	0		0		0
2	Alaska	AK	Yes	1,332,524	0		0		0
3.	Arizona	AZ	Yes	1,779,451	117,467		0		0
4.	Arkansas	AR	Yes		468,570		0		0
5.	California	CA	Yes	647,685	28,341		0		0
6.	Colorado	CO	Yes	448,389	569,557		0		0
7.	Connecticut	CT	Yes		0		0		0
8.	Delaware	DE	Yes	2,144,580	289,900		0		0
9.	District of Columbia	DC	Yes		0		0		0
10.	Florida	FL	Yes	4,268,417	816,613		0		0
11.	Georgia	GA	Yes		0		0		0
12.	Hawaii	HI	Yes		0		0		0
13.	Idaho	ID	Yes		0		0		0
14.	Illinois	IL	Yes	1,359,326	10,061,505		0		0
15.	Indiana	IN	Yes		0		0		0
16.	Iowa	IA	Yes		0		0		0
17.	Kansas	KS	Yes		0		0		0
18.	Kentucky	KY	Yes		0		0		0
19.	Louisiana	LA	Yes	270,814	72,262		0		0
20.	Maine	ME	Yes		614,526		0		0
21.	Maryland	MD	Yes		0		0		0
22.	Massachusetts	MA	Yes	1,483,134	0		0		0
23.	Michigan	Ml	Yes		0		0		0
24.	Minnesota	MN	Yes	210,117	250,024	(749,155)	10,305,387	(544,634)	2,499,681
25.	Mississippi	MS	Yes	6,300	7,688		0		0
26.	Missouri	MO	Yes		0		0		0
27.	Montana	MT	Yes		0		0		0
28.	Nebraska	NE	Yes		0		0		0
29.	Nevada	NV	Yes		0		0		0
30.	New Hampshire	NH	Yes	24,980	1,309,167		0		0
31.	New Jersey	NJ	Yes		0		0		0
32.	New Mexico	NM	Yes		0		0		0
33.	New York	NY	Yes	37,032,968	46,064,747		0		0
34.	North Carolina	NC	Yes		0		0		0
35.	North Dakota	ND	Yes		608,504		0		0
36.	Ohio	OH	Yes		0		0		0
37.	Oklahoma	OK	Yes	668,061	722,542		0		0
38.	Oregon	OR	Yes	1,548,056	26,058		0		0
39.	Pennsylvania	PA	Yes	50,320	900,029		0		0
40.	Rhode Island	Rl	Yes		0		0		0
41.	South Carolina	SC	Yes		0		0		0
42.	South Dakota	SD	Yes	97,603	0		0		0
43.	Tennessee	TN	Yes		0		0		0
44.	Texas	TX	Yes	2,699,282	4,193,680		0		0
45.	Utah	UT	Yes		0		0		0
46.	Vermont	VT	Yes		0		0		0
47.	Virginia	VA	Yes		580,172		0		0
48.	Washington	WA	Yes		3,327,674		0		0
49.	West Virginia	WV	Yes		0		0		0
50.	Wisconsin	WI	Yes		0		0		0
51.	Wyoming	WY	Yes		0		0		0
52.	American Samoa	AS	No		0		0		0
53.	Guam	GU	Yes		0		0		0
54.	Puerto Rico	PR	Yes		0		0		0
55.	U.S. Virgin Islands	VI	Yes		0		0		0
56.	Northern Mariana Islands	MP
57.	Canada	CN	No		0		0		0
58.	Aggregate Other Alien	OT	XXX	4,041,331	4,395,835	498,945	2,354,541	(3,858,092)	(3,954,430)
59.	Totals		(a)54	60,463,338	75,424,861	(250,210)	12,659,928	(4,402,726)	(1,454,749)
	DETAILS OF WRITE-INS
5801.	Foreign		XXX	4,041,331	4,395,835	498,945	2,354,541	(3,858,092)	(3,954,430)
5802.			XXX
5803.			XXX
5898.	Summary of remaining write-ins for Line 58 from overflow page		XXX	0	0	0	0	0	0
5899.	Totals (Lines 5801 through 5803 plus 5898) (Line 58 above)		XXX	4,041,331	4,395,835	498,945	2,354,541	(3,858,092)	(3,954,430)

(a) Insert the number of yes responses except for Canada and Other Alien.

SCHEDULE Y - INFORMATION CONCERNING ACTIVITIES OF INSURER MEMBERS OF A HOLDING COMPANY GROUP
PART 1 - ORGANIZATIONAL CHART

#	Name of Entity	Entity Type	Created	EIN	#	Name of Entity	Entity Type	Created	EIN
1	ACA CDS 2001-1, L.L.C.	Delaware SPE	December 20, 2001	04-3601123	22	ACA Credit Products 2004-B, L.L.C. (changed from 2003-Q)	Delaware SPE	November 12, 2003	86-1090561

2	ACA Credit Products 2002-A, L.L.C.	Delaware SPE	December 11, 2002	02-0656384
					23	ACA Credit Products 2004-C, L.L.C. (changed from 2003-R)	Delaware SPE	November 12, 2003	86-1090562
3	ACA Credit Products 2002-B, L.L.C.	Delaware SPE	December 11, 2002	02-0656388
4	ACA Credit Products 2003-A, L.L.C.	Delaware SPE	December 11, 2002	02-0656394	24	ACA Credit Products 2004-D, L.L.C. (changed from 2003-S)	Delaware SPE	November 12, 2003	86-1090563

5	ACA CDS 2002-2, L.L.C.	Delaware SPE	December 19, 2002	55-0810892
					25	ACA Credit Products 2004-E, L.L.C. (changed from 2003-T)	Delaware SPE	November 12, 2003	86-1090565
6	ACA Credit Products 2003-B, L.L.C.	Delaware SPE	February 12, 2003	45-0500992
7	ACA Credit Products 2003-C, L.L.C.	Delaware SPE	February 26, 2003	83-0349466	26	ACA Weather Products 2003-1, Limited	Cayman Island SPE	November 12, 2003	None
8	ACA Credit Products 2003-D, L.L.C.	Delaware SPE	March 11, 2003	27-0052390	27	ACA Credit Products 2004-F, L.L.C.	Delaware SPE	March 11, 2004	33-1086878
9	ACA Credit Products 2003-E, L.L.C.	Delaware SPE	April 21, 2003	02-0694360	28	ACA Credit Products 2004-G, L.L.C.	Delaware SPE	March 11, 2004	33-1086879
10	ACA Credit Products 2003-F, L.L.C.	Delaware SPE	May 23, 2003	02-0694364	29	ACA Credit Products 2004-H, L.L.C.	Delaware SPE	March 11, 2004	33-1086880
11	ACA ABS 2003-3 Funding, Limited	Cayman Island SPE	December 2, 2003	None	30	ACA Credit Products CBNA3, L.L.C. (changed from ACA Credit Products 2004-I, L.L.C. during 8/05	Delaware SPE	March 11, 2004	33-1086881

12	ACA Credit Products 2003-G, L.L.C.	Delaware SPE	June 11, 2003	11-3696673	31	ACA Credit Products 2004-J, L.L.C.	Delaware SPE	March 11, 2004	33-1086882

13	ACA Credit Products 2003-H, L.L.C.	Delaware SPE	June 25, 2003	11-3696677
					32	ACA Credit Products 2004-K, L.L.C.	Delaware SPE	May 6, 2004	90-0172644
14	ACA Credit Products 2003-I, L.L.C.	(Created: June 8, 2006)	June 11, 2003	11-3696679
					33	ACA Credit Products - CBNA 1, L.L.C. (changed from ACA Credit Products 2004-L, L.L.C.)	Delaware SPE	May 6, 2004	90-0172647
15	ACA Credit Products 2003-J, L.L.C.	Delaware SPE	July 14, 2003	11-3696682
16	ACA Credit Products 2003-K, L.L.C.	Delaware SPE	August 27, 2003	81-0634843	34	ACA Credit Products - Nl, L.L.C. (changed from ACA Credit Products 2004-M, L.L.C.)	Delaware SPE	May 6, 2004	90-0172648

17	ACA Credit Products 2003-L, L.L.C.	Delaware SPE	September 5, 2003	81-0634844
					35	ACA Credit Products 2004 - GCM, L.L.C. (changed from ACA Credit Products 2004-N, L.L.C.	Delaware SPE	May 6, 2004	90-0172650
18	ACA Credit Products 2003-M, L.L.C.	Delaware SPE	August 27, 2003	81-0634845
19	ACA Credit Products 2003-N, L.L.C.	Delaware SPE	September 18, 2003	81-0634846	36	ACA Parliament Funding, L.L.C. (changed from ACA Credit Products 2004-O, L.L.C.)	Delaware SPE	May 6, 2004	90-0172652

20	ACA Credit Products 2003-O, L.L.C.	Delaware SPE	September 18, 2003	81-0634847
					37	ACA Credit Products - CCMC, L.L.C. (changed from ACA Credit Products 2004-P, L.L.C. on 2/3/ 05).	Delaware SPE	September 2, 2004	75-3170118
21	ACA Credit Products 2004-A, L.L.C. (changed from 2003-P)	Delaware SPE	September 18, 2003	81-0634848

16.1

STATEMENT AS OF SEPTEMBER 30, 2006 OF THE ACA Financial Guaranty Corporation

SCHEDULE Y - INFORMATION CONCERNING ACTIVITIES OF INSURER MEMBERS OF A HOLDING COMPANY GROUP
PART 1 - ORGANIZATIONAL CHART

#	Name of Entity	Entity Type	Created	EIN	#	Name of Entity	Entity Type	Created	EIN
38	ACA Credit Products -Alpha, L.L.C. (changed from ACA Credit Products 2004-Q, L.L.C. on 2/3/05)	Delaware SPE	September 2, 2004	75-3170122	53	ACA Credit Products - ABN AMRO, LLC (changed from ACA Credit Products 2005-F, L.L.C. on 9/22/05)	Delaware SPE	June 2, 2005	16-1728130

39	ACA Credit Products - CA, L.L.C. (changed from ACA Credit Products 2004-R, L.L.C. on 2/3/05)	Delaware SPE	September 2, 2004	75-3170124	54	ACA Credit Products - DK, L.L.C. (changed from ACA Credit Products 2005-H , L.L.C. on 11/15/05)	Delaware SPE	June 2, 2005	16-1728132

40	ACA Credit Products - Matterhorn, L.L.C. (changed from ACA Credit Products 2004-S, L.L.C. on 2/3/05)	Delaware SPE	September 2, 2004	75-3170126	55	ACA Credit Products - GSH, L.L.C. (changed from ACA Credit Products 2005-1, L.L.C. on 12/19/05)	Delaware SPE	June 2, 2005	16-1728133

41	ACA Credit Products - JPM, L.L.C. (changed from ACA Credit Products 2004-T, L.L.C. on 2/10/05)	Delaware SPE	September 2, 2004	75-3170131	56	ACA Credit Products - ML, L.L.C. (changed from ACA Credit Products 2005-J, L.L.C. on 12/19/05)	Delaware SPE	June 2, 2005	16-1728134

42	ACA Credit Products - CAN, L.L.C. (changed from ACA Credit Products 2004-U, L.L.C. on 2/17/05)	Delaware SPE	December 2, 2004	41-2168833	57	ACA LIHTC Management, L.L.C.	Delaware SPE	October 17, 2005	86-1155586

					58	BR-1998, L.L.C.	Delaware SPE	October 31, 2005	84-1692947
43	ACA Credit Products -BC, L.L.C. (changed from ACA Credit Products 2004-V, L.L.C. on 2/28/05)	Delaware SPE	December 2, 2004	41-2168835

					59	ACA Credit Products - Haussmann, L.L.C. (changed from ACA Credit Products 2005-K, L.L.C. on 5/5/06)	Delaware SPE	November 15, 2005	86-1155589

44	ACA Credit Products - NB, L.L.C. (changed name from ACA Credit Products 2004-W, L.L.C. on 12/2/04)	Delaware SPE	December 2, 2004	41-2168837

					60	ACA Credit Products 2005-L, L.L.C.	Delaware SPE	November 15, 2005	86-1155590
45	ACA Credit Products - CBNA 2, L.L.C. (changed name from ACA Credit Products 2004-X, L.L.C. on 4/11/05)	Delaware SPE	December 2, 2004	41-2168839	61	ACA Credit Products - Zermat, L.L.C. (changed from ACA Credit Products 2005-M, L.L.C. on 6/21/06)	Delaware SPE	November 15, 2005	86-1155592

46	ACA Credit Products 2004-Y, L.L.C.	Delaware SPE	December 2, 2004	41-2168846	62	ACA Credit Products - Maple, L.L.C. (changed from ACA Credit Products 2005-N, L.L.C. on 9/_/06)	Delaware SPE	November 15, 2005	86-1155593

47	ACA ABS 2005-1 Funding, Limited	Cayman Island SPE	February 17, 2005	98-0448382
					63	ACA Credit Products - LB, L.L.C. (changed from ACA Credit Products 2005-O, L.L.C. on 8/__/06)	Delaware SPE	November 15, 2005	86-1155594

48	ACA Credit Products - Zugspitze, L.L.C. (changed name from ACA Credit Products 2005-A, L.L.C. on 5/6/05)	Delaware SPE	March 2, 2005	16-1728123

					64	ACA Capital Partners I Master Fund, Ltd.	Cayman Island	February 14, 2006	98-0490672
49	ACA Credit Products - BA, L.L.C. (changed name from ACA Credit Products 2005-B, L.L.C. on 5/25/05)	Delaware SPE	March 2, 2005	16-1728124
					65	ACA Credit Products - SINCLAIR, L.L.C. (changed from ACA Credit Products 2006-A, L.L.C. ON 10/2/06)	Delaware SPE	August 14, 2006	New

50	ACA Credit Products - Monch, L.L.C. (changed name from ACA Credit Products 2005-C, L.L.C. on 6/14/05)	Delaware SPE	March 2, 2005	16-1728125

					66	ACA Credit Products 2006-B, L.L.C.	Delaware SPE	August 14, 2006	New
51	ACA Credit Products - Eiger, L.L.C. (changed name from ACA Credit Products 2005-D, L.L.C. on 6/6/05)	Delaware SPE	March 2, 2005	16-1728127	67	ACA Credit Products 2006-C, L.L.C.	Delaware SPE	August 14, 2006	New

					68	ACA Credit Products 2006-D, L.L.C.	Delaware SPE	August 14, 2006	New
52	ACA Credit Products MON, L.L.C. (changed from ACA Credit Products 2005-E, L.L.C. on 8/15/05)	Delaware SPE	March 2, 2005	16-1728128

					69	ACA Credit Products 2006-E, L.L.C.	Delaware SPE	August 14, 2006	New

16.2

PART 1 - LOSS EXPERIENCE

		Current Year to Date
	Lines of Business	1 Direct Premiums Earned	2 Direct Losses Incurred	3 Direct Loss Percentage	4 Prior Year to Date Direct Loss Percentage
1.	Fire			0.0	0.0
2.	Allied Lines			0.0	0.0
3.	Farmowners multiple peril			0.0	0.0
4.	Homeowners multiple peril			0.0	0.0
5.	Commercial multiple peril			0.0	0.0
6.	Mortgage guaranty			0.0	0.0
8.	Ocean marine			0.0	0.0
9.	Inland marine			0.0	0.0
10	Financial guaranty	50,180,312	163,549	0.3	22.8
11.1	Medical malpractice-occurrence			0.0	0.0
11.2	Medical malpractice-claims-made			0.0	0.0
12.	Earthquake			0.0	0.0
13	Group accident and health			0.0	0.0
14.	Credit accident and health			0.0	0.0
15.	Other accident and health			0.0	0.0
16.	Workers’ compensation			0.0	0.0
17.1	Other liability-occurrence			0.0	0.0
17.2	Other liability-claims-made			0.0	0.0
18.1	Products liability-occurrence			0.0	0.0
18.2	Products liability-claims-made			0.0	0.0
19.1,19.2	Private passenger auto liability			0.0	0.0
19.3,19.4	Commercial auto liability			0.0	0.0
21.	Auto physical damage			0.0	0.0
22.	Aircraft (all perils)			0.0	0.0
23.	Fidelity			0.0	0.0
24.	Surety			0.0	0.0
26.	Burglary and theft			0.0	0.0
27.	Boiler and machinery			0.0	0.0
28.	Credit			0.0	0.0
29.	International			0.0	0.0
30.	Reinsurance-Nonproportional Assumed Property	XXX	XXX	XXX	XXX
31.	Reinsurance-Nonproportional Assumed Liability	XXX	XXX	XXX	XXX
32.	Reinsurance-Nonproportional Assumed Financial Lines	XXX	XXX	XXX	XXX
33.	Aggregate write-ins for other lines of business	0	0	0.0	0.0
34.	Totals	50,180,312	163,549	0.3	22.8
	DETAILS OF WRITE-INS
3301.
3302.
3303.
3398.	Summary of remaining write-ins for Line 33 from overflow page	0	0	0.0	0.0
3399.	Totals (Lines 3301 thru 3303 plus 3398) (Line 33 above)	0	0	0.0	0.0

PART 2 - DIRECT PREMIUMS WRITTEN

		1 Current Quarter	2 Current Year to Date	3 Prior Year Year to Date
1.	Fire	0		0
2.	Allied Lines	0		0
3.	Farmowners multiple peril	0		0
4.	Homeowners multiple peril	0		0
5.	Commercial multiple peril	0		0
6.	Mortgage guaranty	0		0
8.	Ocean marine	0		0
9.	Inland marine	0		0
10.	Financial guaranty	19,178,154	60,463,337	75,424,861
11.1	Medical malpractice-occurrence	0		0
11.2	Medical malpractice-claims-made	0		0
12.	Earthquake	0		0
13.	Group accident and health	0		0
14.	Credit accident and health	0		0
15.	Other accident and health	0		0
16.	Workers’ compensation	0		0
17.1	Other liability-occurrence	0		0
17.2	Other liability-claims-made	0		0
18.1	Products liability-occurrence	0		0
18.2	Products liability-claims-made	0		0
19.1,19.2	Private passenger auto liability	0		0
19.3,19.4	Commercial auto liability	0		0
21.	Auto physical damage	0		0
22.	Aircraft (all perils)	0		0
23.	Fidelity	0		0
24.	Surety	0		0
26.	Burglary and theft	0		0
27.	Boiler and machinery	0		0
28.	Credit	0		0
29.	International	0		0
30.	Reinsurance-Nonproportional Assumed Property	XXX	XXX	XXX
31.	Reinsurance-Nonproportional Assumed Liability	XXX	XXX	XXX
32.	Reinsurance-Nonproportional Assumed Financial Lines	XXX	XXX	XXX
33.	Aggregate write-ins for other lines of business	0	0	0
34.	Totals	19,178,154	60,463,337	75,424, 861
	DETAILS OF WRITE-INS
3301.
3302.
3303.
3398.	Summary of remaining write-ins for Line 33 from overflow page	0	0	0
3399.	Totals (Lines 3301 thru 3303 plus 3398) (Line 33 above)	0	0	0

PART 3 (000 omitted)

LOSS AND LOSS ADJUSTMENT EXPENSE RESERVES SCHEDULE

	1	2	3	4	5	6	7	8	9	10	11	12	13
Years in Which Losses Occurred	Prior Year-End Known Case Loss and LAE Reserves	Prior Year-End IBNR Loss and LAE Reserves	Total Prior Year-End Loss and LAE Reserves (Cols. 1 + 2)	2006 Loss and LAE Payments on Claims Reported as of Prior Year-End	2006 Loss and LAE Payments on Claims Unreported as of Prior Year-End	Total 2006 Loss and LAE Payments (Cols. 4 + 5)	Q.S. Date Known Case Loss and LAE Reserves on Claims Reported and open as of Prior Year-End	Q.S. Date Known Case Loss and LAE Reserves on Claims Reported or reopened Subsequent to Prior Year-End	Q.S. Date IBNR Loss and LAE Reserves	Total Q.S. Loss and LAE Reserves (Cols.7 + 8 + 9)	Prior Year- End Known Case Loss and LAE Reserves Developed (Savings)/ Deficiency (Cols. 4 + 7 minus Col. 1)	Prior Year- End IBNR Loss and LAE Reserves Developed (Savings)/ Deficiency (Cols. 5 + 8 + 9 minus Col. 2)	Prior Year- End Total Loss and LAE Reserve Developed (Savings)/ Deficiency (Cols. 11 + 12)
1. 2003 + Prior	(8,112)		(8,112)	(1,792)		(1,792)	(6,342)			(6,342)	(21)	0	(21)

2. 2004	(3,361)		(3,361)	499		499	(3,858)			(3,858)	2	0	2

3. Subtotals 2004 + Prior	(11,473)	0	(11,473)	(1,293)	0	(1,293)	(10,200)	0	0	(10,200)	(19)	0	(19)

4. 2005	6,907		6,907	1,709		1,709	6,071			6,071	873	0	873

5. Subtotals 2005 + Prior	(4,566)	0	(4,566)	416	0	416	(4,129)	0	0	(4,129)	854	0	854

6. 2006	XXX	XXX	XXX	XXX	81	81	XXX	265		265	XXX	XXX	XXX

7. Totals	(4,566)	0	(4,566)	416	81	498	(4,129)	265	0	(3,864)	854	0	854

8. Prior Year-End’s Surplus As Regards Policyholders	266,109										Col. 11, Line 7 As % of Col. 1 Line 7	Col. 12, Line 7 As % of Col. 2 Line 7	Col. 13, Line 7 As % of Col. 3 Line 7

											1. (18.7)	2. 0.0	3. (18.7)

													Col. 13, Line 7 As a % of Col. 1 Line 8

													4. 0.3

SUPPLEMENTAL EXHIBITS AND SCHEDULES INTERROGATORIES

The following supplemental reports are required to be filed as part of your statement filing. However, in the event that your company does not transact the type of business for which the special report must be filed, your response of NO to the specific interrogatory will be accepted in lieu of filing on “NONE” report and a bar code will be printed below. If the supplement is required of your company but is not being filed for whatever reason enter SEE EXPLANATION and provide an explanation following the interrogatory question.

RESPONSE
1. Will the Trusteed Surplus Statement be filed with the state of domicile and the NAIC with this statement?	NO

2. Will Supplement A to Schedule T (Medical Malpractice Supplement) be filed with this statement?	NO

Explanation:
1.
2.

Bar Code:
[GRAPHIC]
1.	22896200649000003

[GRAPHIC]
2.	22896200645000003

OVERFLOW PAGE FOR WRITE-INS

Schedule A—Part 2
NONE

Schedule A—Part 3
NONE

Schedule B—Part 1
NONE

Schedule B—Part 2
NONE

Schedule BA—Part 1
NONE

Schedule BA—Part 2
NONE

E01, E02, E03

SCHEDULE D - PART 3

Show All Long-Term Bonds and Stock Acquired by the Company During the Current Quarter

1	2	3	4	5	6	7	8	9	10
CUSIP Identification	Description	Foreign	Date Acquired	Name of Vendor	Number of Shares of Stock	Actual Cost	Par Value	Paid for Accrued Interest and Dividends	NAIC Designation or Market Indicator (a)
912827-7L-0	US Treasury 4.875% 02/15/12		08/09/2006	Stephens		4,038,783	4,035,000	95,636	1
912828-BA-7	US Treasury 3.625% 05/15/13		09/20/2006	Stephens		940,313	1,000,000	12,707	1
912828-DG-2	US Treasury 3.625% 01/15/10		09/20/2006	Stephens		967,891	1,000,000	6,698	1
912828-DV-9	US Treasury 4.125% 05/15/15		07/10/2006	Direct Issue		278,625	300,000	1,917	1
912828-EE-6	US Treasury 4.250% 08/15/15		07/10/2006	Direct Issue		3,274,688	3,500,000	59,993	1
912828-FQ-8	US Treasury 4.875% 08/15/16		09/20/2006	Stephens		2,825,313	2,800,000	6,889	1
0399999 -	Total - Bonds - U.S. Government					12,325,613	12,635,000	183,840	XXX
605041-DD-1	Mission Cons Indpt Sch Dist 5.000% 02/		09/25/2006	RBC		1,096,579	1,030,000	6,151	1FE
2499999 -	Total - Bonds - Political Subdivisions					1,096,579	1,030,000	6,151	XXX
88278P-JJ-4	Texas ST University Sys Fing 5.000% 03		08/03/2006	First Albany		1,393,741	1,325,000	5,521	1FE
3199999 -	Total - Bonds - Special Revenue					1,393,741	1,325,000	5,521	XXX
025816-AV-1	Amercan Express 5.250% 09/12/11		09/08/2006	First Boston		1,495,905	1,500,000	0	1FE
03062X-AD-8	AmeriCredit Automobile Rec. Series 2006-		09/14/2006	Deutsche Govt/Agency		2,999,268	3,000,000	0	1FE
416515-AQ-7	Hartford Financial 5.250% 10/15/11		09/28/2006	Merrill Lynch		2,167,678	2,170,000	0	1FE
C06215-15-3	Trust Co. of Georgia C.D. 3.490% 04/01		09/01/2006	Direct Issue		57,825	57,825	0	1
4599999 -	Total - Bonds - Industrial, Misc.					6,720,676	6,727,825	0	XXX
6099997 -	Total - Bonds - Part 3					21,536,609	21,717,825	195,512	XXX
6099999 -	Total - Bonds					21,536,609	21,717,825	195,512	XXX
6599999 -	Total - Preferred Stocks					0	XXX	0	XXX
7299999 -	Total - Common Stocks					0	XXX	0	XXX
7399999 -	Total - Preferred and Common Stocks					0	XXX	0	XXX

7499999-	Totals					21,536,609	XXX	195,512	XXX

(a) For all common stock bearing the NAIC market indicator “U” provide: the number of such issues                                         .

E04

SCHEDULE D - PART 4

Show All Long-Term Bonds and Stock Sold, Redeemed or Otherwise Disposed of by the Company During the Current Quarter

1	2	3	4	5	6	7	8	9	10	Change in Book/Adjusted Carrying Value					16	17	18	19	20	21	22
CUSIP Identification	Description	F o r e i g n	Disposal Date	Name of Purchaser	Number of Shares of Stock	Consideration	Par Value	Actual Cost	Prior Year Book/ Adjusted Carrying Value	11 Unrealized Valuation Increase/ (Decrease)	12 Current Year’s (Amortization)/ Accretion	13 Current Year’s Other Than Temporary Impairment Recognized	14 Total Change in B/A. C.V. (11 + 12-13)	15 Total Foreign Exchange Change in B/A. C.V.	Book/ Adjusted Carrying Value at Disposal Date	Foreign Exchange Gain (Loss) on Disposal	Realized Gain (Loss) on Disposal	Total Gain (Loss) on Disposal	Bond Interest/ Stock Dividends Received During Year	Maturity Date	NAIC Desig nation or Market Indicator (a)
31359M-EK-5	FNMA 5.250% 01/15/09		07/10/2006	Direct Issue		3,780,406	3,800,000	3,854,625	0	0	(7,868)	0	(7,868)	0	3,846,757	0	(66,351)	(66,351)	97,533	01/15/2009	1
31359M-TZ-6	FNMA 3.250% 02/15/09		09/20/2006	Stephens		3,840,544	4,000,000	3,849,305	2,905,026	0	28,146	0	28,146	0	3,888,797	0	(48,254)	(48,254)	148,417	02/15/2009	1
36200A-BE-8	GNMA Pool 595037 6.000% 10/15/32		09/01/2006	Paydown		556	556	573	573	0	(17)	0	(17)	0	556	0	0	0	21	10/15/2032	1
36200A-CW-7	GNMA Pool 595085 6.000% 10/15/32		09/01/2006	Paydown		40,783	40,783	41,993	42,010	0	(1,227)	0	(1,227)	0	40,783	0	0	0	1,734	10/15/2032	1
36200E-TY-7	GNMA Pool 599167 6.000% 12/15/33		09/01/2006	Paydown		1,042	1,042	1,073	1,074	0	(32)	0	(32)	0	1,042	0	0	0	56	12/15/2033	1
36200M-AT-0	GNMA Pool 604018 5.500% 02/15/33		09/01/2006	Paydown		101,203	101,203	104,136	104,177	0	(2,974)	0	(2,974)	0	101,203	0	0	0	3,654	02/15/2033	1
36200M-EN-9	GNMA Pool 604141 6.000% 03/15/33		09/01/2006	Paydown		16,173	16,173	16,653	16,660	0	(487)	0	(487)	0	16,173	0	0	0	700	03/15/2033	1
36200Q-2R-4	GNMA Pool 569684 6.000% 02/15/32		09/01/2006	Paydown		15,267	15,267	15,720	15,727	0	(460)	0	(460)	0	15,267	0	0	0	659	02/15/2032	1
36200R-LX-8	GNMA Pool 570142 6.000% 12/15/31		09/01/2006	Paydown		9,060	9,060	9,328	9,332	0	(272)	0	(272)	0	9,060	0	0	0	395	12/15/2031	1
36200R-XT-4	GNMA Pool 570490 6.000% 12/15/31		09/01/2006	Paydown		542	542	558	558	0	(16)	0	(16)	0	542	0	0	0	25	12/15/2031	1
36200S-US-7	GNMA Pool 571293 6.000% 11/15/31		09/01/2006	Paydown		1,076	1,076	1,108	1,108	0	(32)	0	(32)	0	1,076	0	0	0	50	11/15/2031	1
36201A-PF-9	GNMA Pool 577422 6.000% 01/15/32		09/01/2006	Paydown		1,542	1,542	1,588	1,588	0	(46)	0	(46)	0	1,542	0	0	0	68	01/15/2032	1
36201D-AX-0	GNMA Pool 579722 6.000% 08/15/32		09/01/2006	Paydown		12,356	12,356	12,723	12,728	0	(371)	0	(371)	0	12,356	0	0	0	502	08/15/2032	1
36201E-AG-5	GNMA Pool 580607 6.000% 02/15/33		09/01/2006	Paydown		2,441	2,441	2,513	2,515	0	(74)	0	(74)	0	2,441	0	0	0	101	02/15/2033	1
36201F-AF-4	GNMA Pool 581506 6.000% 04/15/33		09/01/2006	Paydown		839	839	864	864	0	(25)	0	(25)	0	839	0	0	0	35	04/15/2033	1
36201K-JQ-0	GNMA Pool 585371 6.000% 04/15/32		09/01/2006	Paydown		644	644	663	664	0	(20)	0	(20)	0	644	0	0	0	26	04/15/2032	1
36201Y-FD-3	GNMA Pool 606864 6.000% 10/15/33		09/01/2006	Paydown		2,257	2,257	2,324	2,326	0	(69)	0	(69)	0	2,257	0	0	0	92	10/15/2033	1
36207E-ND-2	GNMA Pool 429788 6.000% 12/15/33		09/01/2006	Paydown		20,560	20,560	21,171	21,190	0	(630)	0	(630)	0	20,560	0	0	0	892	12/15/2033	1
36210J-HW-1	GNMA Pool 493545 6.000% 03/15/31		09/01/2006	Paydown		728	728	750	750	0	(22)	0	(22)	0	728	0	0	0	28	03/15/2031	1
36213F-U4-3	GNMA Pool 553303 6.000% 06/15/33		09/01/2006	Paydown		1,147	1,147	1,181	1,182	0	(35)	0	(35)	0	1,147	0	0	0	42	06/15/2033	1
36213R-2A-4	GNMA Pool 562469 5.000% 02/15/34		09/01/2006	Paydown		10,009	10,009	10,060	10,059	0	(50)	0	(50)	0	10,009	0	0	0	336	02/15/2034	1
36213R-ZF-7	GNMA Pool 562442 5.500% 01/15/34		09/01/2006	Paydown		6,073	6,073	6,238	6,242	0	(169)	0	(169)	0	6,073	0	0	0	232	01/15/2034	1
36213T-GW-7	GNMA Pool 563713 6.000% 01/15/33		09/01/2006	Paydown		10,680	10,680	10,997	11,003	0	(323)	0	(323)	0	10,680	0	0	0	463	01/15/2033	1
36213U-EZ-9	GNMA Pool 564552 6.000% 12/15/31		09/01/2006	Paydown		1,931	1,931	1,988	1,989	0	(58)	0	(58)	0	1,931	0	0	0	78	12/15/2031	1
36213V-GN-2	GNMA Pool 565505 6.000% 09/15/32		09/01/2006	Paydown		1,002	1,002	1,032	1,032	0	(30)	0	(30)	0	1,002	0	0	0	43	09/15/2032	1
36290X-PM-6	GNMA Pool 620628 6.000% 09/15/33		09/01/2006	Paydown		7,500	7,500	7,723	7,728	0	(228)	0	(228)	0	7,500	0	0	0	327	09/15/2033	1
36290X-PT-1	GNMA Pool 620634 6.000% 09/15/33		09/01/2006	Paydown		18,127	18,127	18,665	18,670	0	(543)	0	(543)	0	18,127	0	0	0	893	09/15/2033	1
36290Y-TN-8	GNMA Pool 621657 6.000% 12/15/33		09/01/2006	Paydown		7	7	7	7	0	0	0	0	0	7	0	0	0	0	12/15/2033	1
36291C-PV-1	GNMA Pool 624236 6.000% 12/15/33		09/01/2006	Paydown		123	123	127	127	0	(4)	0	(4)	0	123	0	0	0	5	12/15/2033	1
36291E-AD-3	GNMA Pool 625604 6.000% 12/15/33		09/01/2006	Paydown		2,520	2,520	2,595	2,595	0	(75)	0	(75)	0	2,520	0	0	0	95	12/15/2033	1
36291E-AV-3	GNMA Pool 625620 6.000% 12/15/33		09/01/2006	Paydown		910	910	937	935	0	(26)	0	(26)	0	910	0	0	0	39	12/15/2033	1
912828-BF-6	US Treasury 2.375% 08/15/06		08/15/2006	Maturity		4,035,000	4,035,000	4,069,809	4,042,671	0	(7,671)	0	(7,671)	0	4,035,000	0	0	0	157,905	08/15/2006	1
0399999—Bonds—U.S. Governments						11,943,048	12,122,098	12,069,027	7,243,110	0	4,292	0	4,292	0	12,057,652	0	(114,605)	(114,605)	415,446	XXX	XXX
649787-N6-1	New York State 4.000% 04/15/11		09/11/2006	Seattle Northwest		117,588	115,000	118,695	118,254	0	(398)	0	(398)	0	117,856	0	(268)	(268)	6,273	04/15/2011	1FE

SCHEDULE D-PART 4

Show All Long-Term Bonds and Stock Sold, Redeemed or Otherwise Disposed of by the Company During the Current Quarter

1	2	3	4	5	6	7	8	9	10	Change in Book/Adjusted Carrying Value					16	17	18	19	20	21	22
CUSIP Identification	Description	F o r e i g n	Disposal Date	Name of Purchaser	Number of Shares of Stock	Consideration	Par Value	Actual Cost	Prior Year Book/ Adjusted Carrying Value	11 Unrealized Valuation Increase/ (Decrease)	12 Current Year’s (Amortization)/ Accretion	13 Current Year’s Other Than Temporary Impairment Recognized	14 Total Change in B/A. C.V. (11 + 12-13)	15 Total Foreign Exchange Change in B/A. C.V.	Book/ Adjusted Carrying Value at Disposal Date	Foreign Exchange Gain (Loss) on Disposal	Realized Gain (Loss) on Disposal	Total Gain (Loss) on Disposal	Bond Interest/ Stock Dividends Received During Year	Maturity Date	NAIC Desig nation or Market Indicator (a)
179999—Bonds—States, Territories and Possessions						117,588	115,000	118,695	118,254	0	(398)	0	(398)	0	117,856	0	(268)	(268)	6,273	XXX	XXX
31359S-2G-4	Fanniemae Whole Loan NW 2001-W1 AF6 6.		09/01/2006	Paydown		49,102	49,102	50,981	50,359	0	(1,258)	0	(1,258)	0	49,102	0	0	0	2,403	11/25/2022	1
31376J-KM-0	FNMA Pool No 356800 5.500% 12/01/08		09/01/2006	Paydown		8,389	8,389	8,226	8,293	0	96	0	96	0	8,389	0	0	0	361	12/01/2008	1
31387C-M3-2	FNMA Pool No 580078 7.000% 09/01/31		09/01/2006	Paydown		3,401	3,401	3,497	3,498	0	(97)	0	(97)	0	3,401	0	0	0	189	09/01/2031	1
31392E-FJ-4	Fannie Mae 2002-55 GD 5.500% 11/25/15		09/01/2006	Paydown		140,396	140,396	144,608	141,662	0	(1,266)	0	(1,266)	0	140,396	0	0	0	9,700	12/25/2006	1
31393J-BW-7	Freddie Mac 5.500% 05/15/31		09/01/2006	Paydown		83,042	83,042	84,975	84,421	0	(1,379)	0	(1,379)	0	83,042	0	0	0	3,628	12/15/2008	1
31402D-F7-0	FNMA Pool 725690 6.000% 08/01/34		09/01/2006	Paydown		1,284,125	1,284,125	1,326,962	1,327,328	0	(43,203)	0	(43,203)	0	1,284,125	0	0	0	54,460	08/01/2034	1
31405R-AR-7	FNMA Pool 796616 5.500% 10/01/34		09/01/2006	Paydown		986,407	986,407	1,001,588	1,001,749	0	(15,343)	0	(15,343)	0	986,407	0	0	0	37,893	10/01/2034	1
31407U-EK-9	FNMA Pool 840838 5.500% 11/01/35		09/01/2006	Paydown		91,467	91,467	90,295	90,298	0	1,169	0	1,169	0	91,467	0	0	0	3,430	11/01/2035	1
59259R-NN-0	Metro Transportation Auth Series A 5.0		09/13/2006	Direct Issue		2,074,857	1,900,000	2,153,080	2,110,940	0	(12,874)	0	(12,874)	0	2,098,067	0	(23,210)	(23,210)	79,958	11/15/2015	1FE
3199999 - Bonds - Special Revenues						4,721,186	4,546,329	4,864,212	4,818,548	0	(74,155)	0	(74,155)	0	4,744,396	0	(23,210)	(23,210)	192,022	XXX	XXX
03072S-LS-2	Ameriquest Mortgage Securities 2003-11 A		09/01/2006	Paydown		581,463	581,463	581,301	580,077	0	1,386	0	1,386	0	581,463	0	0	0	34,641	01/25/2034	1FE
05947N-BL-7	Banc of America 2002-FL1A G 144A 7.330		08/07/2006	Redemption 100.0000		496,492	496,492	491,294	495,870	0	622	0	622	0	496,492	0	0	0	19,451	11/06/2014	1FE
05948D-AA-3	Banc of America 2002-1A A 8.330% 11/06		08/07/2006	Redemption 100.0000		1,500,000	1,500,000	1,421,016	1,480,352	0	19,648	0	19,648	0	1,500,000	0	0	0	58,765	11/06/2014	3FE
05949A-DJ-6	Bank of America Boams 2004-D 2A4 2.543		09/25/2006	Paydown		1,160,993	1,160,993	1,160,985	1,160,950	0	43	0	43	0	1,160,993	0	0	0	32,883	05/25/2034	1FE
12667F-GA-7	Countrywide Alternative Cwalt 2004-7T1 A.		09/01/2006	Paydown		92,331	92,331	94,647	92,967	0	(636)	0	.(636)	0	92,331	0	0	0	4,015	12/25/2006	1FE
161505-HW-5	Chase Commercial Mortgage Series 2001-24		09/01/2006	Paydown		65,622	65,622	71,287	68,980	0	(3,358)	0	(3,358)	0	65,622	0	0	0	2,816	03/12/2010	1FE
745867-AT-8	Pulte Homes Inc. 6.000% 02/15/35		07/10/2006	First Boston		502,632	600,000	601,488	601,431	0	0	0	0	0	601,431	0	(98,799)	(98,799)	32,800	02/15/2035	2FE
760985-ZC-8	Residential Asset Mtg Products 2003-RS8		08/01/2006	Paydown		1,923,080	1,923,080	1,923,042	1,918,434	0	4,646	0	4,646	0	1,923,080	0	0	0	91,232	10/25/2028	1FE
760985-ZC-8	Residential Asset Mtg Products 2003-RS8		09/26/2006	Redemption 100.0000		410,246	410,246	410,237	409,254	0	991	0	991	0	410,246	0	0	0	77,766	10/25/2028	1FE
929766-GK-3	Wachovia Bank Commercial Mortg 2003-WHL		09/15/2006	Redemption 100.0000		2,000,000	2,000,000	1,967,839	1,999,047	0	953	0	953	0	2,000,000	0	0	0	85,046	06/15/2013	1FE
C06215-15-3	Trust Co. of Georgia C.D. 2.470% 09/01		09/01/2006	Maturity		55,714	55,714	55,714	55,714	0	0	0	0	0	55,714	0	0	0	2,110	09/01/2006	1FE
902118-AZ-1	Tyco Intl Group SA 5.800% 8/01/06	F	08/01/2006.	Maturity		1,025,000	1,025,000	1,075,627	1,039,650	0	(14,650)	0	(14,650)	0	1,025,000	0.0		.0	74,675	08/01/2006	2FE
4599999—Bonds—Industrial and Miscellaneous						9,813,573	9,910,941	9,854,477	9,902,726	0	9,645	0	9,645	0	9,912,372	0	(98,799)	(98,799)	516,200	XXX	XXX
6099997—Bonds—Part 4						26,595,395	26,694,368	26,906,411	22,082,638	0	(60,616)	0	(60,616)	0	26,832,276	0	(236,882)	(236,882)	1,129,941	XXX	XXX
6099999—Total—Bonds						26,595,395	26,694,368	26,906,411	22,082,638	0	(60,616)	0	(60,616)	0	26,832,276	0	(236,882)	(236,882)	1,129,941	XXX	XXX
6599999—Total—Preferred Stocks						0	XXX	0	0	0	0	0	0	0	0	0	0	0	0	XXX	XXX
7299999—Total—Common Stocks						0	XXX	0	0	0	0	0	0	0	0	0	0	0	0	XXX	XXX
7399999—Total—Preferred and Common Stocks						0	XXX	0	0	0	0	0	0	0	0	0	0	0	0	XXX	XXX

7499999 Totals						26,595,395	XXX	26,906,411	22,082,638	0	(60,616)	0	(60,616)	0	26,832,276	0	(236,882)	(236,882)	1,129,941	XXX	XXX

(a)       For all common stock bearing the NAIC market indicator “U” provide: the number of such issues

Schedule DB - Part A - Section 1
NONE

Schedule DB - Part B - Section 1
NONE

Schedule DB - Part C - Section 1
NONE

Schedule DB - Part D - Section 1
NONE

E06, E07

SCHEDULE E - PART 1 - CASH

Month End Depository Balances

		2	3	4	5	Book Balance at End of Each Month During Current Quarter
1						6	7	8	9
Depository		Code	Rate Of Interest	Amount of Interest Received During Current Quarter	Amount of Interest Accrued at Current Statement Date	First Month	Second Month	Third Month	*
J.P. Morgan Chase Bank	New York, NY					3,812,335	(297,210)	12,477,856	XXX
US Bank N.A.	Washington, DC						1,207,775		XXX
J.P. Morgan Chase Bank	New York, NY	C				19,390,844	19,390,844	19,647,637	XXX
CommerzBank	New York, NY	C				8,864,310	8,904,374	8,904,374	XXX
US Bank N.A.	Washington, DC	C				221,433	222,338	223,318	XXX
0199998 Deposits in depositories that do not exceed the allowable limit in any one depository (See Instructions) - Open Depositories		XXX	XXX			(162)	(156)	(162)	XXX
0199999 Totals - Open Depositories		XXX	XXX			32,288,760	29,427,965	41,253,024	XXX

0399999 Total Cash on Deposit		XXX	XXX			32,288,760	29,427,965	41,253,024	XXX
0499999 Cash in Company’s Office		XXX	XXX	XXX	XXX				XXX
0599999 Total Cash		XXX	XXX			32,288,760	29,427,965	41,253,024	XXX

E08

SCHEDULE E - PART 2 CASH EQUIVALENTS
Showing Investments Owned End of Current Quarter

1 CUSIP Identification	2 Description	3 Code	4 Date Acquired	5 Rate of Interest	6 Maturity Date	7 Book/Adjusted Carrying Value	8 Amount of Interest Due and Accrued	9 Gross Investment Income

NONE

0199999 Total Cash Equivalents

E09